                                                                    EXHIBIT 10.2

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, IS OMITTED AND IS NOTED WITH **. A COPY OF THIS AGREEMENT, INCLUDING ALL INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  CONSUMER CREDIT INFORMATION SERVICE AGREEMENT

         This Consumer Credit Information Service Agreement (the "Agreement") is entered into this 12th day of March 1997, by and between CreditComm Services LLC., a Delaware Limited Liability Company ("CreditComm") and American Express Travel Related Services Company, Inc., a New York corporation ("AMEX").

         WHEREAS, CreditComm is engaged in, among other things, the business of promoting, selling and providing consumer and other services associated with its Consumer Credit Information Service; and

         WHEREAS, AMEX desires to offer, and to participate with CreditComm in the promotion of such services to certain of its current and future Cardmembers and other customers ("Customers") on the terms and conditions of this Agreement.

         THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1. The Service: AMEX hereby retains CreditComm and CreditComm agrees to provide the services specifically described in the Proposal/Description of Services attached hereto as Exhibit A and made a part hereof (the "Service"). Customers enrolled in the Service ("Enrollee(s)") shall have their enrollment fees billed on their American Express Card accounts. AMEX shall be compensated for each enrollment as set forth in the Financial Arrangement schedule attached hereto as Exhibit B and made a part hereof.

2. Promotion of The Service: AMEX shall assist CreditComm in the promotion of the Service to AMEX's Customers by participating in Programs (as defined below) in the manner and to the extent provided in this Agreement.

         (a) Programs: The parties acknowledge that they intend to test and offer the Service through various promotional approaches and channels, including but not limited to direct mail packages. The parties agree that it is impractical to define now each program that they may pursue and therefore agree to develop jointly a written marketing plan which will identify the offers contemplated hereunder and which will be mutually updated by the parties. Each such program to offer the Service hereunder shall be referred to as a "Program", and all marketing and other promotional materials (including without limitation, solicitation, fulfillment, customer service and retention materials) developed hereunder shall be referred to as "Promotional Materials".

         (b) Promotional Materials: CreditComm shall prepare Promotional Materials for all Programs offered pursuant to this Agreement. Such materials shall be designed to solicit AMEX's Customers and prospects to subscribe to the Service and become New Enrollees or Renewal Enrollees. All Promotional Materials shall be subject to AMEX's written approval prior to production, which approval shall not be unreasonably withheld or delayed. Promotional Materials shall indicate that AMEX is endorsing or promoting the Service, but that CreditComm is the party that is responsible for providing the Service. Promotional Materials shall include AMEX's brand imagery in a manner that is acceptable to AMEX. It is agreed that neither party may use any of the other party's registered trademarks or service marks in the Materials or otherwise in connection with the promotion of the Service, except with the prior written consent of such other party and, then, only in accordance with such guidelines as the other party may from time-to-time reasonably establish concerning such use. In particular, AMEX shall permit CreditComm to solicit AMEX Cardmembers through the mail as described in Exhibit B. From time-to-time during the Initial Term, as defined in
         Section 13 infra, AMEX may engage in other solicitation activities relating to the Service, with respect to other products or services offered by CreditComm.

3. Performance Standards: CreditComm shall fulfill its operational and customer service obligations as set forth in the following exhibits which are attached hereto and made a part hereof:

      Exhibit C     Performance Standards
      Exhibit D     Customer Service Standards and Operating Procedures

4. Exclusivity: In view of the fact that the Service shall be an AMEX-branded service, during the term of this Agreement, CreditComm will not administer nor directly offer its own or a similar Consumer Credit Information service on behalf of or in conjunction with any Visa, MasterCard, Discover or Diners Club (the "Competitors") card products prior to January 1, 2000. Similarly, during the term of this Agreement, AMEX will not promote to its Customers any other AMEX- branded service similar to the Service.

Nothing herein shall be construed to prevent CreditComm from offering an affinity charge or credit card program to Customers who are not Enrollees. With respect to above referenced affinity charge or credit card program, CreditComm shall grant AMEX the right of first refusal to issue such affinity card.

5.Warranties: Each party represents and warrants that it is under no obligation or restriction which would cause it to be in breach of this Agreement. Each party to this Agreement represents and warrants to the other party that this Agreement, when signed on behalf of a party, constitutes the legal, valid and binding obligation of such party enforceable in accordance with its terms. CreditComm represents and warrants that it is fully licensed and authorized to operate the Service as described in Exhibit A, in compliance with all applicable federal, state, and local laws.

 6.Phone System for the Services: CreditComm shall be responsible for establishing and maintaining, at its own expense, one or more local telephone numbers (as reasonably determined by AMEX in consultation with CreditComm) for Customers to use for collect calls with respect to the CreditComm operations center with respect to the Service; provided, however, that AMEX shall be the customer of record for such telephone numbers and, as between AMEX and CreditComm, AMEX shall have all rights in and to such telephone numbers. (AMEX's status as customer of record and rights in and to all such telephone numbers shall survive the termination of this Agreement.) AMEX shall have the right to inspect, at CreditComm's offices during regular business hours, any and all telephone bills relating to these numbers. These telephone numbers shall be dedicated solely to the use of Enrollees of the Service. CreditComm personnel shall answer these telephone numbers in a manner specified by AMEX, and CreditComm shall not publicize or use these numbers for any purpose not related to this Agreement without the express written consent of AMEX.

         (a) CreditComm agrees that it will maintain its telecommunications systems in any manner reasonably requested by and reasonably acceptable to AMEX. CreditComm will bear all the costs of any necessary upgrading with the exception of any consulting and services provided by AMEX through its telecommunications personnel, which shall be free of charge to CreditComm.

         (b) AMEX shall consider any reasonable request and plan from CreditComm to operate the phone system for the Service described in this Agreement in any legitimate and technically feasible manner that takes advantage of any volume telecommunications user discounts available to AMEX. AMEX, however, shall be under no obligation to agree to such requests and plans, and may reject them with or without cause.

         (c) Additionally, all 800 telephone numbers obtained by AMEX or used in connection with the performance of the Service by CreditComm for AMEX hereunder shall be the sole and exclusive property of AMEX. CreditComm hereby irrevocably assigns to AMEX all its rights, title and interest in and to such 800 telephone numbers and will execute any and all documents necessary to transfer and/or evidence AMEX's ownership rights including, but not limited to, shared user agreements for the 800 telephone numbers.

7. Publicity: No party shall refer to or identify the other party, such other party's parent, subsidiaries or affiliates, or the respective products or services of any of them, in advertising, promotional activity or publicity release relating to the Program without securing the prior written consent of such other party.

8. Notices: All notices and other communications hereunder shall be in writing and shall be sent properly addressed by any prepaid method (including but not limited to U.S. Mail, private courier service, or telex) to the other party at its respective addresses as follows:

(a) If to AMEX:         American Express Travel Related Services Company. Inc.
                        3 World Financial Center
                        American Express Tower
                        New York, NY 10285-3700
                        Attn: Senior Vice President, Fee Services

COPY TO:                General Counsel's Office
                        3 World Financial Center
                        American Express Tower
                        New York, NY 10285-4900
                        Attn. Group Counsel, AERS Fee Services

If to CreditComm:       CreditComm Services LLC
                        2700 Prosperity Avenue, Suite 100
                        Fairfax, Virginia 22031
                        Attn: John Dallas, Jr., President

COPY TO:                Loeb Holdings Corporation
                        61 Broadway
                        New York, NY 10006
                        Attention: General Counsel

Each party may change its address for receiving written notice under this Agreement by written notice pursuant to this Section.

9. Use of Program Enrollee Customer List: During the term hereof, CreditComm shall not use the list of Enrollees without the express and written consent of AMEX, accept in connection with this program.

10. Indemnification and Hold Harmless: Each party (the "Indemnifying Party") shall indemnify and hold harmless the other party, its respective parent, subsidiaries and affiliates and their respective successors, assignees, directors, members, managers, officers, agents and employees (each an "Indemnitee") from and against(each of the following, a "Claim") all third party liabilities, losses, damages, costs, expenses, actions, claims, demands, suits, and proceedings whatsoever, including losses incurred by them which result directly or indirectly from the willful misconduct or negligent acts or omissions of the indemnifying Party, its employees, agents or contractors in connection with the Indemnifying Party's obligations under this Agreement, or in connection with the Service.

Each party seeking indemnification under this Agreement shall give prompt notice to the Indemnifying Party along with its request for indemnification, of any Claim for which it is seeking indemnification. The parties understand and further agree that no settlement of an indemnified Claim shall be made by an Indemnitee without the concurrence of the Indemnifying Party. The Indemnifying Party shall control the settlement or defense of any Claim; provided, however, that the Indemnitee may, at its cost, engage its own attorneys. The Indemnitee will fully cooperate with the Indemnifying Party to enable the Indemnifying Party to fulfill its obligations under this paragraph.

11. Trademarks: Notwithstanding any other provision of this Agreement, neither party shall have the right to use the other party's registered or unregistered trademarks, service marks, or trade names, or to refer to the other party directly or indirectly, in connection with any product, promotion or publication without the prior written approval of that party.

12. Data and records: Acknowledging the confidentiality of AMEX's Customer data, CreditComm hereby agrees to the terms of the Confidentiality/Data Security schedule attached hereto as Exhibit E and the Customer Data and Data Related Rights schedule attached hereto as Exhibit F, each made a part hereof. CreditComm will limit the information it obtains from AMEX Customers to the following: Name, Address, Phone Number(s), Customer`s Card Number, Social Security Number, and Additional Names of families members to be enrolled in the Service. In addition, CreditComm will comply with the schedules entitled "Confidentiality/Data Security", "Customer Data and Data-Related Rights", "Security", and "AMEX Audit Rights" attached hereto as Exhibits E,F,G and H, respectively, and made a part hereof. In the event CreditComm uses the services of third party vendors, representatives or subcontractors, CreditComm shall be responsible for ensuring their compliance with the terms of this Agreement, and shall ensure that all such vendors, representatives and/or subcontractors execute the Confidentiality Agreement attached hereto as Exhibit K. With respect to access of AMEX data via a computer, CreditComm's employees will follow the Terminal Rules set forth in
Exhibit I, and shall execute the non-disclosure agreement attached hereto as Exhibit J, prior to gaining access to AMEX data.

13. Term and Termination:

     (a) This Agreement will be effective as of the date first above written and will continue until December 31, 2000(The "Initial Term") unless earlier terminated in accordance with subsection c, below. Thereafter, this Agreement may be extended for additional one-year terms provided that at the end of the third year and each successive additional one year term thereafter, American Express notifies CreditComm of its intent to renew. Should American Express decide to renew the Service, it will be renewed for one year terms, unless a new agreement is agreed to.

     (b) Should American Express choose not to renew this Agreement, for reasons 1-3 as listed below that American Express may evoke at its sole discretion upon prior written notice to CreditComm, then American Express will terminate this Agreement at the end the Initial Term and all rights to renewals and fees by CreditComm will be forfeited, subject to the provisions of 13(g).

     1) The breadth of services being offered, with regards to either network size or program benefits is no longer competitive with or better than other like services in the marketplace. In the event American Express decides to take this course of action American Express will notify CreditComm in writing that CreditComm has ninety (90) days to make the Service competitive to other similar Services in the market place.

     2) American Express is unhappy with the overall relationship with CreditComm.

     3) American Express receives a better financial offer from another service provider for this Service. However, CreditComm will have the right to match any financial bid provided that American Express is satisfied with the overall business relationship with CreditComm, which will be determined at the sole discretion of American Express.

     (c) American Express agrees that it may cancel this Agreement prior to the end of the Initial Term only in the event of the following:

(1) the commencement of any bankruptcy, insolvency, dissolution, or other proceeding under any applicable bankruptcy or debtor's relief law, by or against CreditComm and, in the case of any involuntary bankruptcy proceeding brought against CreditComm, such proceeding is not discharged within 180 days of the commencement thereof.

(2) The suspension or termination of business or dissolution of or the appointment of a receiver, trustee or similar officer to manage any substantial part of the assets or business operations of CreditComm.

(3) A determination by any regulatory authority having jurisdiction over American Express or any court of competent jurisdiction that the Service cannot be offered to American Express Cardmembers in a sufficient number of jurisdictions to make the offer economical and by the manner contemplated by this Agreement.

(4) In the event of a sale or distribution of all or substantially all of the assets of CreditComm or a sale or distribution of sufficient stock (other than pursuant to a public offering) of CreditComm to effect a change in control, AMEX may terminate this contract effective upon the closing date of the transaction. For the purposes of this paragraph, a change of control shall not have occurred if after any said transaction a majority of the outstanding shares of stock of CreditComm are held by persons which were shareholders, employees or affiliates of Loeb Holding corporation or CreditComm prior to the effective time of such transaction. CreditComm shall promptly give AMEX notice of any such sale or distribution.

(5) In the event of a breach by CreditComm as follows: If CreditComm fails during any calendar month to perform in accordance with any performance standard summarized in Exhibit C or throughout the contract, American Express will notify CreditComm in writing of such failure in writing specifying the details of non performance. CreditComm shall correct this failure within thirty (30) days after receiving American Express's notification and shall immediately notify American Express of the correction. In the event CreditComm fails to correct the problem within said 30 day period, or should CreditComm, during the consecutive two (2) calendar months following the initial correction, CreditComm fails to perform in accordance with the same standard, in each of the two (2) months, American Express, may in its discretion, reserving cumulatively all other remedies and rights under this Agreement or in law or equity, terminate this Agreement upon ninety (90) days' written notice.

     (d) In the event of any material breach of this Agreement by either of the parties hereto, which breach is not cured by the breaching party within thirty
(30) days of receiving specific written notice of same, the non-breaching party may, reserving cumulatively all other remedies and rights under this Agreement, or that may exist in law or equity, terminate this Agreement in whole or in part by giving sixty (60) days' prior written notice.

     (e) CreditComm may elect to terminate this Agreement at any time upon 120 days notice to American Express in the event CreditComm determines that the economics do not justify continued marketing and CreditComm may continue to receive renewal payments, from the date such notification is received for a period of one year, from all current Enrollees. In this event, CreditComm agrees to continue servicing existing Enrollees for the duration of the Initial Term, or if AMEX requests for an additional year. Although no new Enrollees will be solicited during this time, CreditComm agrees that all other terms and conditions applicable to the administering of existing Enrollees, including the payment of compensation (as provided for in Exhibit B) to American Express, shall continue in full force and effect.

     (f) In the event of termination or non-renewal for any reason, the parties agree to cooperate in a transition phase, including: moving files/records to a new vendor; making press releases to the public; and, facilitating the transfer of any other Enrollee Records provided however, nothing herein should be construed to force CreditComm to provide any credit records or its proprietary software. All elements of the Service will continue as directed by American Express during this transition phase and all costs related to this transition to a new Vendor will be borne by American Express unless the termination is a result of CreditComm's demand or request. If the termination is due to the material breach of CreditComm pursuant to subsections 13c (5) or 13d, CreditComm will be responsible for the following transition costs arising out of the termination: costs of notifying Enrollees of the transition; costs incurred by American Express in making billing related and systems changes necessitated by the transition; and Telecom related costs necessitated by the transition and American Express warrants that it will be fair and reasonable in assigning these payments to CreditComm.

     (g) After the Initial Term, American Express agrees that if it cancels for any other reason than those listed in subsections 13(c), and 13(d) above, with respect to a breach by CreditComm, CreditComm will be entitled to renew the current Enrollee base at the time of said notification for a period of two additional years, provided CreditComm continues with customer servicing for the Enrollees as described in this Agreement. CreditComm will be prohibited from proceeding with any other activities with regards to this Service, other than the renewal of the current Enrollee file, during these two extended contract years.

14. Termination Assistance. Upon the expiration of this Agreement or the termination of this Agreement under the preceding section, other than a termination based on a material breach by AMEX, CreditComm shall, upon AMEX's request: (1) continue to provide the Service to the extent requested by AMEX for 90 days, in accordance herewith and in particular at the rates and Performance Standards for such Service in effect under this Agreement immediately prior to such expiration or termination, unless expiration occurs at the end of the second Renewal term, in which case the parties shall agree upon the applicable Fees and service levels; and (2) provide such assistance as required by AMEX to transfer the files/records to a new vendor or to AMEX itself and faciliate the transfer of any other Enrollee Records, provided however, nothing herein shall be construed to force CreditComm to provide any credit records [missing text] to another vendor or to AMEX itself (the "Termination Assistance Services"). At all times, the list of Enrollees shall be AMEX's sole property and AMEX shall be entitled to continue to solicit the Enrollees for renewals, and to service such Enrollees either directly or through another vendor. CreditComm shall not use, market, or solicit the list of Enrollees or any portion thereof after this Agreement has expired or is terminated. Nothing herein shall prohibit CreditComm from continuing to solicit prospects, provided such solicitation efforts are without use of or reference to the list of Enrollees. After the expiration of the Termination Assistance Period, CreditComm shall (a) answer questions regarding the Services on an as needed basis for sixty (60) days, (b) deliver to AMEX any remaining AMEX-owned reports and documentation still in CreditComm's possession and (c) at AMEX's direction, destroy all AMEX data and information in its possession. CreditComm shall provide the Termination Assistance Services at no cost to AMEX, except as otherwise expressly provided in this Agreement. In the event that AMEX terminates this Agreement because of a breach by CreditComm which is not timely cured, CreditComm shall reimburse AMEX for reasonable out-of-pocket expenses incurred in connection with transferring the Services to another vendor or to AMEX itself.

15. AMEX Software and Proprietary Rights: In the event CreditComm shall directly access AMEX's Cardmember database in order to perform its obligation hereunder, AMEX hereby grants to CreditComm solely for the purpose of providing the Service described herein, a non-exclusive, non-transferable right to have access to and (1) operate (a) the AMEX Cardmember information proprietary software operated by AMEX prior to the Effective Date (or on an interim basis, AMEX will provide CreditComm with a supplementary method of identification of Cardmember information), and (b) to the extent agreed upon by the parties, any AMEX Cardmember information proprietary software acquired or developed by AMEX, or on behalf of AMEX, in AMEX's name after the execution of this Agreement for use in connection with the Services ((a) and (b) collectively, the "AMEX Proprietary Software"), (2) operate (i) the software licensed or leased by AMEX from a third party which was operated by AMEX prior to the date of execution of this Agreement, and (ii) to the extent agreed upon by the parties, any software licensed or leased by AMEX from a third party after the execution of this Agreement ((i) and (ii) collectively, the "AMEX Third Party Software"), and (3) use any related documentation in AMEX's possession on or after the date of execution of this Agreement (the "Documentation"). The AMEX Proprietary Software, the AMEX Third Party Software and the Documentation shall be collectively referred to as the "AMEX Software". As part of the Service, CreditComm shall pay all license and maintenance fees for AMEX Third Party Software that CreditComm elects to use to perform the Service. CreditComm shall notify AMEX in advance in writing if it determines not to pay such license and maintenance fees. In the event that CreditComm desires to use other comparable and compatible third party software and AMEX insists that CreditComm use AMEX Third Party Software, AMEX shall pay the license and maintenance fees for such AMEX Third Party Software. Upon expiration of this Agreement or termination of this Agreement for any reason, the rights granted to CreditComm in this Section shall terminate and immediately revert to AMEX and CreditComm shall deliver to AMEX, at no cost to AMEX, a current copy of all of the AMEX Software in the form in use as of the date of such expiration or termination and CreditComm shall destroy or erase all other copies of the AMEX software in its possession.

(a) For purposes of billing, preauthorization, authorization, enrollment eligibility, and general Cardmember maintenance requirements for the Service, CreditComm will utilize the Recurrent Billing Interface ("RBI") software which is Amex proprietary software. AMEX shall pay the license fee for this software and CreditComm shall pay the one-time set up charge for program configuration and the monthly maintenance fees. CreditComm will also complete, sign and adhere to Exhibit M.

16. Alternative Dispute Resolution

(a) Negotiation. The parties shall attempt in good faith to resolve any dispute arising out of or relating to this agreement promptly by negotiations between executives who have authority to settle the controversy. Any party may give the other party written notice of any dispute not resolved in the normal course of business. Within 20 days after delivery of said notice, executives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the dispute. If the matter has not been resolved within 60 days of the disputing party's notice, or if the parties fail to meet within 20 days, either party may initiate mediation of the controversy or claim as provided hereinafter.

If a negotiator intends to be accompanied at a meeting by an attorney, the other negotiator shall be given at least three working days' notice of such intention and may also be accompanied by an attorney. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state Rules of evidence.

(b) Mediation. If the dispute has not been resolved by negotiation as provided above, the parties shall endeavor to settle the dispute by mediation under the then current Center for Public Resources ("CPR") Model Procedure for Mediation of Business Disputes. One neutral third party will be selected from the CPR Panels of Neutrals to mediate the dispute. If the parties encounter difficulty in agreeing on a neutral mediator, they will seek the assistance of CPR in the selection process.

(c) Other Remedies. In the event of a dispute arising out of or relating to this contract or the breach, termination or validity thereof, which has not been resolved by non-binding means as provided in Sections (a) and (b) above within 60 days of the initiation of such procedure, either party may seek any remedy available at law or equity, including recourse to the courts.

17. Assignments: This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by either party hereto without the prior written consent of the other party hereto, except that AMEX may assign this Agreement to its parent or a subsidiary or affiliate company without CreditComm's consent, provided that the assignee company has the assets and facilities to carry out AMEX's obligations under this Agreement.

18. New York Law: This Agreement shall be governed by and construed in accordance with the internal, substantive laws of the State of New York without giving effect to the conflict of law rules thereof. CreditComm hereby consents to the jurisdiction of the state and federal courts sitting in the State of New York.

19. Affiliate Guarantee: The obligation of AMEX to perform its duties and other obligations hereunder shall be subject to AMEX' receipt of a fully executed Affiliate Guarantee in the form of Exhibit N hereto from Loeb Holding Corporation.

20. Miscellaneous: No failure or delay (in whole or in part) on the part of any party to exercise any right or remedy, or operate as a waiver thereof, nor effect any other right or remedy. All rights and remedies hereunder are cumulative and are not exclusive of any other rights or remedies provided hereunder or by law.

If any provision contained in this Agreement is or becomes invalid, illegal, or unenforceable in whole or in part, such invalidity, legality, or unenforceability shall not affect the remaining provisions and portions of this Agreement.

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior contemporaneous oral or written understandings or agreements among the parties which relate to the subject matter hereof. No modification or amendment of this Agreement or any of its provisions shall be binding upon any party unless made in writing and duly executed by authorized representatives of all parties.

IN WITNESS WHEREOF, AMEX and CreditComm, intending to be legally bound by the terms of this Agreement, have caused this Agreement to be executed by their duly authorized representatives.

AMERICAN EXPRESS TRAVEL RELATED             CREDITCOMM SERVICES LLC
 SERVICES COMPANY, INC.

By:  -s- Larry Sharnak                      By: -s- John R. Dallas, Jr.
   -------------------------------             -------------------------------

Name: Larry Sharnak                         Name: John R. Dallas, Jr.

Title: Senior Vice President                Title: President

                                    EXHIBIT A

                               PRODUCT DESCRIPTION

American Express will brand a Consumer Credit Information Service (named American Express(R) Credit Aware) which will be a recurrent billing service. The following describes the services features and benefits:

3-BUREAU-IN-1 PERSONAL CREDIT HISTORY PROFILE

- This profile will include the individual subscriber's personal credit bureau information as reported by Trans Union, Equifax and Experian (formerly TRW) merged into one document. The profile is printed in an easy to read style that simplifies bureau by bureau, item by item comparisons.

- A summary page which provides an overview of types of accounts, total accounts, account balances, public record and a variety of other categories of information at a glance.

- A legend that aids in interpreting some of the data elements on the profile.

ONGOING MONITORING AND NOTIFICATION OF ACTIVITY

- Ongoing monitoring with Monthly Notification if and when new account(s) are opened in the subscriber's name. This notification would be sent monthly so as to assist consumers in detecting fraudulent activity.

         Ongoing monitoring with, at least Quarterly Notification (NOTE: notification may be more frequent than quarterly) if and when any or all of the following activities occur:

         -        Addition of delinquent account information

         - Addition or removal of derogatory information (i.e. public filings, bankruptcy)

         - Full-file inquiries (excludes promotional/pre-approval inquiries)

         - Derogatory file information that is nearing the end of a statutory 7 or 10 year record keeping cycle

ADDITIONAL BENEFITS:

- Toll-free Customer Service available to offer enrollees one-on-one assistance as needed provided by bureau trained credit education specialists

- Quarterly Newsletter containing helpful credit and personal financial information

- Access to a web-site containing helpful credit and personal financial information

IN DEVELOPMENT:

American Express will brand a CORPORATE Credit Information Service (service to be targeted to a Small Business owner) which will be a recurrent billing service. This product is in the early development phase. CreditComm and Amex will endeavor to develop this service in conjunction with **.

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** This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT B

                       FINANCIAL ARRANGEMENT & GUARANTEE

CreditComm agrees to pay AMEX **% of Net Revenue (defined as Gross Revenue less Refunds and Credits) as a Net Commission for all first year enrollees. CreditComm will pay AMEX **% of the Net Revenue for all renewals.

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** This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

Additionally, and in lieu of the amounts set forth in the previous paragraph, CreditComm will pay AMEX a **% commission commencing in the first year for each Enrollee enrolled as a result of internal AMEX generation of enrollee through channels other than the channels used by CreditComm.

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** This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

CreditComm shall remit payment to AMEX within thirty (30) days after the end of each calendar month, along with back up documentation reasonably acceptable to AMEX, indicating the calculation of the amount so paid.

Notwithstanding anything herein to the contrary, the Net Commission payable to AMEX in 1997 by CreditComm shall not be less than $**.

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** This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

AMEX shall permit CreditComm to solicit through the mail up to ** Cardmembers in calendar 1997, and up to ** Cardmembers annually thereafter, in accordance with this Agreement, and as a result of a screening and selection process acceptable to Amex and CreditComm. All names will be de-duped against CreditComm's in-house file. All names will be screened to demographic and other criteria set by CreditComm and AMEX as may be reasonably practical for the AMEX data system to handle.

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** This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

In the event the Net Response/Conversion Rate for solo direct mail solicitations is less than **% at the end of 1997, CreditComm or AMEX will have the right to cancel the program. If either party cancels pursuant to this paragraph, CreditComm will continue to service the 1997 enrollees, and CreditComm will pay AMEX a commission on such 1997 enrollees at a rate of **% on renewal revenue generated from said enrollees subsequent to 1997.

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** This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

In the event this program is canceled pursuant to the paragraph immediately preceding, CreditComm will discontinue solicitation of membership renewals after
(a) negotiation of a buyout of the AMEX enrollee file by another vendor; (b) full recoup, net of all commission to AMEX, of CreditComm's out of pocket marketing costs (costs defined as $** cost per thousand for direct mail at rollout and $** cost per hour for outbound telemarketing) and out of pocket servicing costs (defined as $** for fulfillment and $** per month for monitoring); or (c) after ** years of CreditComm's servicing of AMEX enrollees, whichever may occur first.

In consideration of the performance guarantee in the Exhibit B, AMEX will agree to reasonable ancillary programs of solicitation including, but not limited to, inserts, bangtails, outbound telemarketing, inbound AMEX call center referral program, and other sales promotion programs as may be reasonably requested. AMEX Marketing Personnel will make best efforts to obtain prioritization in said ancillary programs per NPV and other required criteria. Commission revenue received by AMEX from such ancillary programs in 1997 will be credited against the 1997 Net Commission.

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** This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT D

               CUSTOMER SERVICE STANDARDS AND OPERATING PROCEDURES

         CreditComm also shall perform under this Agreement substantially in accordance with the following customer service standards and operating procedures:

                           (1) At all times, CreditComm agrees to restrict access of assistance coordinators who handle AMEX Telephone lines from handling calls of Competitors ( as defined in Section 4 of the Agreement).

                           (2) At all times, CreditComm shall provide services under this Agreement in accordance with any and all customer service scripts developed by AMEX in consultation with CreditComm.

                           (3) At all times, CreditComm shall provide services under this Agreement in accordance with any and all other reasonable customer service standards and operating procedures developed by AMEX in consultation with CreditComm. AMEX shall have the right to promulgate and revise such standards and procedures from time to time in connection with any or all of the services described in this Agreement with the concurrence of CreditComm.

         CreditComm shall develop a comprehensive and reasonably detailed manual of customer service standards and operating procedures for its employees in connection with all of the services described in this Agreement. CreditComm shall update that manual from time to time as necessary and appropriate. CreditComm shall provide AMEX upon request with a copy of the non-proprietary material which material includes the Manual and any other mutually agreed materials.

         AMEX and CreditComm mutually agree to inform the other, in writing, of any significant oral or written complaints about the services described in this Agreement. CreditComm shall forward all such complaints to AMEX within one week of their receipt and AMEX shall forward all such complaints to CreditComm within one week of receipt. CreditComm shall endeavor in good faith to correct any and all systemic and particular customer service problems identified by those complaints as soon as reasonably possible.

         In addition to other rights stated herein, AMEX shall have the right to terminate this Agreement upon written notice to CreditComm if:

                  (a) During any quarter AMEX and/or CreditComm receives legitimate, factually accurate complaints, for which no reasonable explanation exists, and for reasons within the control of CreditComm, from more than ** (**%) but not fewer than **, of those Cardmembers/Customers to whom CreditComm has provided services under this Agreement during that quarter, which complaints reveal that CreditComm has failed to provide such services in accordance with the terms of this Agreement; or

                  (b) CreditComm fails to perform under this Agreement substantially in accordance with the quality service standards set forth in Exhibit C and continues to fail to so perform after having received ** (**) hours written notice from AMEX.

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** This information is confidential and has been omitted and filed with the Securities and Exchange Commission.

                                    EXHIBIT E

                         CONFIDENTIALITY/DATA SECURITY

1. Confidentiality: Definition "Confidential Data and Information" shall include any information, data, or materials obtained by one party to this Agreement (the "Receiving Party") from, or disclosed to such party by the other party (or, in the case of AMEX, disclosed to or by AMEX, Centurion Bank, or any other parent, subsidiary, or affiliated company related to AMEX) (the "Disclosing Party"), or customer or service establishment, which information, data, or materials relate to the aforesaid Program and their design and processes, or to the past, present, or future business activities of the Disclosing Party or any of its subsidiaries, affiliates, or clients, including methods, processes, telephone conversations, financial data, systems, customer names, account numbers, and other customer data, lists, apparatus, statistics, programs, and research and development related (information of such entities, except such information as:

         (a) is previously known to the Receiving Party or is lawfully obtained by the Receiving Party from a third party who, in making such disclosure, breaches no obligation of confidence; or (b) is independently developed by the Receiving Party. With respect to CreditComm's access to customer files and related customer data ("Files"), CreditComm specifically acknowledges the importance of maintaining the security and confidentiality of the Files, and agrees to take whatever reasonable steps are necessary to prevent the unauthorized transfer, disclosure to, or use of the Files by any person or entity not a party to this Agreement.

2. Standard of Care: Neither party shall disclose, publish, release, transfer, or otherwise make available Confidential Data and Information of the other party in any form to, or for the use or benefit of, any person or entity without such party's prior written consent. Each party;, however, shall be permitted to disclose relevant aspects of the other party's Confidential Data and Information only to its officers and its employees on a need to know basis to the extent that such disclosure is reasonably necessary for the performance of their duties and obligations under the Agreement; provided, that such party shall take all reasonable measures to ensure that Confidential Data and information of the other party is not disclosed or duplicated in contravention of the provisions of this Agreement by such officers and employees. CreditComm agrees to ensure that the terms and conditions of this Agreement are strictly adhered to by all of its employees and any third party representative. The obligations shall not restrict any disclosure by either party mandated by any applicable law, or by order of any court or government agency (provided that the disclosing party shall give prompt notice to the non-disclosing party of such order). In the event CreditComm will have direct on-line access to American Express Cardmember data, CreditComm also agrees to the terms of the AMEX Data Access Document attached hereto as Exhibit L and will ensure that each CreditComm employee with on-line access shall read, sign and comply with all Terminal Rules and Regulations attached hereto as Exhibit I.

3. Notice of Violations: Each party or its employees shall: (a) notify the other party promptly of any material unauthorized possession, use or knowledge, or attempt thereof, of the other party's Confidential Data and Information by any person or entity which may become known to such party and encourage its employees to do the same, (b) promptly furnish to the other party full details of the unauthorized possession, use or knowledge, or attempt thereof, and use reasonable efforts to investigate any unauthorized possession, use or knowledge, or attempt thereof, of Confidential Data and Information, (c) use reasonable efforts to cooperate with the other party in any litigation and investigation against third parties deemed necessary by the other party to protect its proprietary rights, and (d) promptly use all reasonable efforts to prevent a recurrence of any such unauthorized possession, use or knowledge of Confidential Data and Information. Each party shall bear the cost it incurs as a result of compliance with the requirements set forth in these paragraphs.

4. Monitoring: AMEX reserves the right to monitor access to Confidential Data and Information to prevent the improper or unauthorized use of such Confidential Data and Information such monitoring may include, but is not limited to, on-site inspection of CreditComm's locations providing Services for AMEX at any time, and inserting decoy names and addresses in any lists provided to CreditComm. In addition, AMEX reserves the right to visit, unannounced, any of the locations used by CreditComm that provides the Services for AMEX and verify security procedures.

5. Remedy for Confidential Data and Information Loss: Each party agrees that if there is any disclosure of the Confidential Data and Information by its employees or the employees of any third party, it will enforce for the other party's benefit through litigation, if necessary, all rights provided under law to compensate the former party for any damages arising out of such disclosure and to protect the former party from additional disclosure.

6. Remedy for Breach: Each party agrees that if a party, its officers, employees or anyone obtaining access to the proprietary information of the other party by, through or under them, breached any provision of this Exhibit, such other party would suffer irreparable harm and the total amount of monetary damages for any injury to such other party from any violation of this Exhibit would be impossible to calculate and would therefore be an inadequate remedy. Accordingly, each party agrees that the other party shall be entitled to temporary and permanent injunctive relief against the breaching party, its officers or employees, and such other rights and remedies to which such other party may be entitled to at law, in equity and under this Agreement for any violation of this Exhibit.

7. Survival: The provisions of this Exhibit shall survive the termination or expiration of this Agreement.

                                    EXHIBIT F

                     CUSTOMER DATA AND DATA-RELATED RIGHTS

1. Limited Access to Customer Data. CreditComm shall have limited access to certain Card Member data including Customer account number, address and other relevant information (the "Customer Data") solely for the purposes of investigating and monitoring the handling of cases and related customer services for particular AMEX Programs and plans to be determined by the parties hereto. AMEX shall have the sole responsibility of overseeing all security standards and requirements as set forth by AMEX in relation to the Customer Data in CreditComm's possession. CreditComm shall insure that all standards and requirements will meet AMEX's full and reasonable satisfaction.

AMEX's Rights. All inventions, methods, techniques, works of authorship, computer software, computer upgrades, computer programs, service providers, CreditComm's information, training materials, telemarketing scripts, computer screens, reports, data, any other proprietary or confidential information made, created, developed or written and intellectual property ("Developed Materials"), shall be deemed AMEX property if paid for and developed by AMEX. Furthermore, in the event Developed Materials are initiated and paid for by AMEX and were jointly created by CreditComm and AMEX such Developed Materials are the sole property of AMEX. AMEX acknowledges that CreditComm has developed, and will continue to develop during the term of this Agreement, valuable intellectual property used by CreditComm in connection with the providing of Services of the type covered by this Agreement and that CreditComm ownership and protection of such property is essential to its competitive success. Accordingly, irrespective of any other provision of this Agreement, AMEX expressly agrees that Developed Materials paid for entirely by CreditComm (or any agent of CreditComm) shall be the property of CreditComm ("CreditComm PROPERTY"). The CreditComm Property shall be fully subject to the confidentiality provisions of this Agreement and shall not be used by AMEX in any manner except in connection with this Program during the term of this Agreement. The foregoing notwithstanding, Developed Materials and/or intellectual property jointly developed by the parties exclusively for use in connection with this Agreement shall not be used by either party (except in relationship to this Agreement) without the express written consent of both AMEX and CreditComm. Under no circumstances shall AMEX or CreditComm disclose any information concerning Developed Materials either owned by AMEX or CreditComm.

2.       Data and Reports

Ownership of AMEX Data. All data and information submitted to CreditComm by AMEX in connection with the Services (the "AMEX Data") is and shall remain the property of AMEX. The AMEX Data shall: (1) not be used by CreditComm other than in connection with providing or analyzing the Services, (2) not be disclosed, sold, assigned, leased or otherwise provided to third parties by CreditComm; and
(3) not be commercially exploited by or on behalf of CreditComm, its employees or agents except as provided in this Agreement. CreditComm shall take all appropriate actions to safeguard the AMEX Data. The database of Enrolled Customers shall remain the sole property of AMEX.

Return of Data. Upon request by AMEX upon the termination or expiration of this Agreement, CreditComm shall (1) promptly return to AMEX, in a format agreed upon by the parties hereto and on the media reasonably requested by AMEX, all AMEX Data and/or (2) erase or destroy under the supervision of AMEX, all AMEX Data in CreditComm possession.

Database Maintenance. CreditComm agrees to transmit information each month within thirty (30) days of the end of the month on use of the Service by Cardmembers/Customer (including, Cardmember account number and service used), to AMEX's database maintenance facility. The mechanism for this transmission to be agreed to by the parties.

Accuracy of Data. As part of the Services, CreditComm shall be responsible for the accuracy and completeness of the data and information submitted by CreditComm to AMEX and any errors in and with respect to data and information submitted to AMEX. CreditComm shall promptly correct any errors or inaccuracies in the data or information prepared by CreditComm and submitted to AMEX.

Corrections of Errors. As part of the Service, CreditComm shall promptly correct any errors or inaccuracies made known to them either through their own sources or made known to them by AMEX in the AMEX Data. AMEX shall be responsible for
(1) the accuracy and completeness of the AMEX Data submitted by AMEX to CreditComm and (2) any errors in and with respect to data obtained from CreditComm caused by inaccurate or incomplete AMEX Data.

                                    EXHIBIT G

                                    SECURITY

1. Safety and Security Procedures: General - CreditComm shall have limited access to certain Confidential Data and Information solely for the purpose of administering, supervising, investigating and monitoring the handling of claims and related customer services for particular AMEX Programs: (a) CreditComm shall require all visitors to be identified at the front entrance and to sign a visitor's log which includes the date, time in/out, firm represented and signature. All visitors shall be issued badges containing a control number. An inventory of all badges shall be conducted on a daily basis; (b) CreditComm shall maintain a secure environment for all Confidential Data and Information which includes a level of physical security controls at least equal to AMEX data security requirements for such CreditComm service location to prevent unauthorized access, damage, or destruction of Confidential Data and Information, including, but not limited to: appropriate alarm systems, access controls, fire suppression, video surveillance, plan material disposal (e.g. sensitive trash disposal program), and staff egress searches; (c) All Confidential Data and Information shall be securely stored for a mutually agreed to retention period, either at the CreditComm's service location or at an off-site location. Said off-site storage location shall be subject to AMEX's prior approval. No party shall, without the prior written consent of the Disclosing Party, use any of the Confidential Data and Information supplied by the Disclosing Party for any purpose other than to fulfill the terms of this Agreement; (d) CreditComm shall maintain an adequately secured computer room facility and tape library, with access restricted to only approved CreditComm staff; (e) CreditComm shall provide to AMEX Information Security management copies of all internal security policies and standards for review prior to commencing administration of the Service; (f) CreditComm shall return all magnetic media to the appropriate AMEX location within seven (7) business days of receipt of such magnetic media; and (g) In the event that AMEX commences an investigation of possible fraudulent activity, or otherwise upon AMEX's reasonable request, CreditComm shall provide to AMEX all employee information maintained by CreditComm for those employees working on AMEX related services, as provided or allowed by law.

2.       Logical Security Controls: **

----------
** This information is confidential and has been omitted and filed with the Securities and Exchange Commission.

3. Authorized Access: The CreditComm service location or a separately designated area within the CreditComm service location shall be utilized for the services hereunder and access thereto shall be limited to AMEX personnel and CreditComm personnel performing the services hereunder. CreditComm may admit its prospective clients and clients to the separately designated area or service location, as the case may be, for the purpose of promoting CreditComm's services; provided, however, that no such prospective client and client of CreditComm is an AMEX Competitor. In addition, AMEX shall have the right to escort all such prospective clients and clients through such separately designated area or CreditComm service location. At no time during any such client visit shall CreditComm permit said prospective client or client to monitor AMEX calls or claims handling processes. If AMEX requests that CreditComm implement or maintain safety and security procedures in addition to those stated herein, CreditComm shall implement or maintain such reasonable procedures at CreditComm's expense.

4.       Security Relating to Competitors: **

----------
** This information is confidential and has been omitted and filed with the Securities and Exchange Commission.

5. Disaster Recovery: CreditComm shall provide to AMEX a disaster recovery plan with a maximum of 24 hour recovery for each location performing services hereunder. CreditComm shall also provide information on hot site and cold sites. CreditComm shall provide AMEX written notification should there be a change or modification with respect to CreditComm's hot and cold sites. All critical supporting applications at each CreditComm site performing services hereunder shall have had a valid and documented test of the disaster recovery plan, and CreditComm shall provide copies of such to AMEX.

6. Assignment and Successions: The services provided by CreditComm hereunder are personal services that cannot be assigned, transferred or subcontracted to any third party without the express prior written consent of AMEX. No party shall transfer or assign this Agreement, or any right or obligation under it, by operation of law or otherwise, to any person or entity without the prior written consent of the other party and any such attempted assignment shall be void; provided, however, that each party may assign this Agreement and any of its rights and obligations under it to its parent, subsidiaries and affiliates without such written consent

This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each party, unless terminated as provided herein.

                                    EXHIBIT H

                     CREDITCOMM REPORTING AND RECORDKEEPING

                                AMEX AUDIT RIGHTS

CreditComm shall provide AMEX with a monthly report showing the number of requests received for each type of service covered by this Agreement, the number of times each such service was rendered, and an explanation of any significant delay in the provision of the service. CreditComm shall also provide, as part of this monthly report, such additional information as AMEX may reasonably request.

CreditComm shall prepare and submit to AMEX such other periodic reports relating to any or all of the services described in this Agreement as AMEX may reasonably request.

CreditComm shall keep all documents (excluding credit and monitoring reports) relating to services provided under this Agreement for a period of seven (7) years. Unless otherwise instructed by AMEX, CreditComm shall promptly deliver all such documents to AMEX upon the termination of this Agreement.

AMEX shall have the right, during normal business hours and with 24 hour notice to CreditComm, to visit CreditComm's operations center to (i) monitor telephone conversations between CreditComm customer service representatives and Cardmembers/Customers to the extent permitted by and in accordance with applicable law, and (ii) to audit CreditComm's Service Locations and files for the services described in this Agreement and otherwise relating to CreditComm's performance of its obligations under this Agreement. Upon AMEX's request, CreditComm shall also cooperate with AMEX in developing the telecommunications systems necessary to enable AMEX to conduct such telephone monitoring at any time from AMEX's New York headquarters or other reasonable remote location(s) to the extent permitted by and in accordance with applicable law. In the event such systems are developed, AMEX may conduct such remote monitoring at any time to the extent permitted by and in accordance with applicable law and to the extent AMEX will cover the cost to develop the necessary telecommunications systems, AMEX shall cover those costs that are reasonable and appropriate.

AMEX shall have the right, without notice, to perform a Data Security review of CreditComm's security controls as they relate to the physical security and protection of AMEX Confidential data/system access.

[AMERICAN EXPRESS LOGO] TRAVEL
                        RELATED
                        SERVICES

An American Express company       TERMINAL RULES AND REGULATIONS       EXHIBIT I

Part of our mission is to make changes and adjustments to various Cardmember accounts. This is done through the use of our computer system. The use of this system is extremely critical. There are a few very specific rules and regulations that go along with working with the computer system. These rules must be followed in detail by every employee who is involved with the computer system. Therefore, you are being shown the rules and regulations so that you understand how the system works. It is very important that you understand and comply with the following operating rules and regulations.

MAINTENANCE CHANGES TO CARDMEMBER ACCOUNTS.

As part of your job, you may be making address changes, maintenance changes, or issuing replacement cards. You may also be making financial adjustments.

THE RULE IS: You are never to make any type of maintenance changes or financial adjustments to the following types of Card account:

1.       Your own American Express Account.

2.       A Card Account held by anyone you know outside of work.

3. Any Account that you are not required to access as part of your job responsibility.

*Note - If in the normal course of business you need to make any type of maintenance or financial adjustment on an account held by another employee of American Express, immediately notify your Team Leader of the employee account you have just handled and the change or adjustment you have made.

USE OF YOUR PASSWORD AND IDENTIFICATION NUMBER

THE RULE IS: You are not to give your password to any person and you are not to use another employee's password or identification number.

This is for your own protection. Your password identifies you to the system. The computer system tracks all entries that are made by the person who makes them. If your password were to be use by anyone in such a manner that results in errors or fraud, you would be held accountable for the error or fraud.

THE RULE IS: You are to sign off when you leave your terminal and sign back on when you return to your terminal. This applies to time away from your desk for breaks, lunch, meetings, etc.

MONITORING

All terminals are subject to monitoring and terminal monitoring may occur simultaneously with telephone monitoring. In addition, you should understand that all transactions in the system are recorded by the computer. Print-outs listing all transactions by employee identification number and password are monitored on a regular basis.

UNAUTHORIZED ACCESS/VIEWING OF ACCOUNTS

THE RULE IS: You are never to access or view the following types of Card accounts:

1.       Your own American Express Account.

2.       A Card Account held by anyone you know outside of work.

3. Any Account that you are not required to access as part of your job responsibility.

*Note - If in the course of business you need to access an account held by another employee of American Express immediately notify your Team Leader of the employee account you have just had to access. Otherwise, you are never to access or view a Card account held by another employee.

IMPORTANCE OF THE RULES AND REGULATIONS

-        These rules are extremely important.

- Any employee who willfully disregards these rules and regulations is subject to discipline, up to and including discharge from employment.

ACKNOWLEDGMENT

I have read and understand the above regulations and agree to comply with them.

___________________________     ______________________       ___________________
Employee Signature              Print Name                   Date

                                    EXHIBIT J

                                 NON-DISCLOSURE

[Subcontractor/Agent/Representative Name] ("Receiving Party") agrees that Receiving Party is aware that American Express Travel Related Services Company, Inc. ("AMEX") and_______________________________________ ("CREDITCOMM") have entered into a Consumer Credit Information Service Agreement ("Agreement") that imposes certain obligations on CREDITCOMM, some of which are specifically set forth below. Receiving Party understands that as part of obligations under the Agreement, CREDITCOMM is required to obtain this written agreement from Receiving Party to further ensure understanding and compliance with these obligations.

In consideration of Receiving Party's future assignment and/or responsibilities in connection with CREDITCOMM's performance under the Agreement, Receiving Party hereby acknowledges, represents and confirms to CREDITCOMM and AMEX as follows:
(a) Receiving Party has read the provisions of this Non-Disclosure Agreement, understands each of them, agrees to them, and knows of no agreements, obligations or restrictions which prevent or prohibit Receiving Party from complying with them; (b) Receiving Party shall receive and maintain all AMEX information and perform services in a manner consistent with these obligations; and (c) Receiving Party agrees not to, directly or indirectly, engage in or assist others to engage in, any activity or conduct which violates the provisions of this Non-Disclosure Agreement.

1. General Obligations. All confidential or proprietary information and documentation ("Confidential Information" (including the terms of this Agreement, the AMEX Data and the Software) relating to AMEX shall be held in confidence by CREDITCOMM to the same extent and in at least the same manner as AMEX protects its own confidential or proprietary information and as recommended as a result of any facility audits or reviews. CREDITCOMM shall not disclose, publish, release, transfer or otherwise make available Confidential Information of AMEX in any form to, or for the use or benefit of, any person or entity without AMEX's consent. CREDITCOMM shall, however, be permitted to disclose relevant aspects of AMEX's Confidential Information to its officers, agents, subcontractors and employees and to the officers, agents, subcontractors and employees of its corporate affiliates or subsidiaries to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Agreement; provided, that CREDITCOMM shall take all reasonable measures to ensure that Confidential Information of AMEX is not disclosed or duplicated in contravention of the provisions of this Agreement by such officers, agents, subcontractors and employees. The obligations in this
Section 1 shall not restrict any disclosure by CREDITCOMM pursuant to any applicable law, or by order of any court or government agency (provided that CREDITCOMM shall give prompt notice to AMEX of such order) and shall not apply with respect to information which (1) is developed by CREDITCOMM without violating AMEX's proprietary rights, (2) is or becomes publicly known (other than through unauthorized disclosure), (3) is disclosed by AMEX to a third-party free of any obligation of confidentiality, is already known by CREDITCOMM without an obligation of confidentiality other than pursuant to this Agreement or any confidentiality agreements entered into before the Effective Date between AMEX and CREDITCOMM, or (4) is rightfully received by CREDITCOMM free of any obligation of confidentiality.

2. Unauthorized Acts. CREDITCOMM shall: (1) notify AMEX promptly of any material unauthorized possession, use or knowledge, or attempt thereof, of the other party's Confidential Information by any person or entity which may become known to such party, (2) promptly furnish to AMEX full details of the unauthorized possession, use or knowledge, or attempt thereof, and use reasonable efforts to investigate and prevent the recurrence of any unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information,
(3) use reasonable efforts to cooperate with AMEX in any litigation and investigation against third parties deemed necessary by AMEX to protect its proprietary rights and (4) promptly use all reasonable efforts to prevent a recurrence of any such unauthorized possession, use or knowledge of Confidential Information. CREDITCOMM shall bear the cost it incurs as a result of compliance with this Section 2.

3. Remedy. CREDITCOMM agrees that if CREDITCOMM, its officers, employees or anyone obtaining access to the proprietary information of AMEX by, through or under them, breaches any provision of this Non-Disclosure Agreement, AMEX would suffer irreparable harm and the total amount of monetary damages for any injury to AMEX from any violation of this Non-Disclosure Agreement would be impossible to calculate and would therefore be an inadequate remedy. Accordingly, CREDITCOMM agrees that AMEX shall be entitled to temporary and permanent injunctive relief against CREDITCOMM, its officers, agents or employees, and such other rights and remedies to which AMEX may be entitled to at law, in equity and under this Agreement for any violation of Non-Disclosure Agreement."

            Receiving Party agrees that if Receiving Party threatens to or actually breaches or fails to observe any of the obligations set forth in this Non-Disclosure Agreement, AMEX and CREDITCOMM shall be subject to irreparable harm which shall not be adequately satisfied by damages. Receiving Party therefore agrees that CREDITCOMM or AMEX shall be entitled to an injunction and/or any other remedies permitted, to ensure and enforce Receiving Party's compliance with these obligations; provided, however, that no specification herein of any particularly legal or equitable remedy shall be construed as a waiver, prohibition or limitation of any legal or equitable remedies.

     By: __________________________

     Name: ________________________

            (Type, Stamp or Print)

     Title: _______________________

     Date: ________________________

     Witness: _____________________

                                    EXHIBIT K

                           Confidentiality Agreement

The nature of your work at          for American Express Travel Related Services
Company, Inc., and its affiliates (collectively the "Company") involves your access to trade secrets, confidential information, files, records and forms of the Company (collectively "Confidential Information"). Confidential Information includes, but is not limited to, any information relating to the Company organizational structure, marketing philosophy and objectives, project plans, data models, strategy and vision statements, business initiatives, business requirements, systems design, methodologies, processes, competitive advantages and disadvantages, financial results, product features, systems, operations, technology, customer lists, customer account information, products development, advertising or sales programs and any other information which would give the Company an opportunity to obtain an advantage over its competitors or which the Company is ethically obligated to protect from unauthorized sources. None of such information shall be deemed to be in the public domain.

The Company desires to protect its Confidential Information and therefore requires that you agree, as a condition of your performing services for the
Company pursuant to the Company's agreement with             , to safeguard all
Confidential Information and not to reveal Confidential Information to any third party (including, without limitation, at conferences, seminars, meetings or professional organizations or by publications in journals or granting of interviews to journalists and other members of the news media) or use Confidential Information for your own benefit or the benefit of any third party, except to the extent necessarily required for the performance of your services for the Company.

You agree not to discuss Confidential Information of the Company in public places.

You agree that any work product produced or developed by you in the performance of your services for the Company shall be Confidential Information subject to this Agreement and such work product is, and shall remain, the property of the Company.

You also agree to help safeguard the Company's customers' expectations of privacy by exercising diligence and care in the handling of Confidential Information relating to them, as more fully explained in the Company's privacy code of conduct.

By signing below, you indicate that you understand the above terms and that, as a condition of performing Services for the Company, you agree to adhere to them.

______________________________
Your Signature

______________________________                               ___________________
Print Your Name                                              Date

                                    EXHIBIT L

                           AMEX DATA ACCESS DOCUMENT

Information Security Requirements

The following are provided as minimum requirements or guidelines only. In all instances, the recommendations resulting from all site audits, as indicated in writing to CREDITCOMM, will govern.

GENERAL

Each CREDITCOMM employee, subcontractor, agent or representative shall sign a Confidentiality Agreement (Exhibit K) or Non-Disclosure Agreement (Exhibit J), as applicable, and abide by all terms contained therein.

CREDITCOMM shall allow site audit visit by AMEX assigned staff during all periods of the relationship, including unscheduled visits and reviews with 24 hours notice. American Express reserves the express right to make unscheduled visits to any and all CREDITCOMM sites when there is a suspicion of a security breach. CREDITCOMM agrees to comply with any recommendations from said audit and reviews.

CREDITCOMM shall ensure all regulations and laws are complied with including:

                  -        Conflicts of Interest

                  -        Confidential Information and Trade Secrets

                  -        Insider Trading

                  -        Copyrights, Trademarks, and Intellectual Property

                  -        Money Laundering

                  -        Political Activities

                  -        Federal Banking Regulations

CREDITCOMM shall maintain an adequate level of physical security controls over the CREDITCOMM Service Location including, but not limited to: appropriate alarm systems, access controls, fire suppression, video surveillance, staff (describe allowances for carrying out data) egress searches.

CREDITCOMM shall maintain an adequate level of data security controls including, but not limited to: proper safeguarding of AMEX data, logical access controls (e.g. password protection of AMEX applications, data files, libraries), computer security software, a secure tape library. The controls maintained by CREDITCOMM shall meet the minimum AMEX Information Security Standards (standards attached).

CREDITCOMM shall maintain an adequately secured computer room facility, with access restricted to only approved CREDITCOMM staff.

CREDITCOMM shall provide to AMEX Information Security management copies of all internal security policies and standards for review prior to the program commencement. This shall include escalation procedures for non-compliance with standards.

CREDITCOMM shall provide to AMEX Information Security management a copy of the most recent third party data processing audit or review, conducted by CREDITCOMM's external auditors. CREDITCOMM shall provide to AMEX Information Security management copies of any related data processing audits from their internal audit team.

CREDITCOMM agrees to abide by the AMEX TRS Client Privacy Rules and Practices as adopted by AMEX for itself. Those requirements are as follows:

**
----------

** This information is confidential and has been omitted and filed with the Securities and Exchange Commission.

Disregard of these Standards and regulations shall be cause for termination pursuant to Section 13 of the Agreement.

CREDITCOMM shall have an appropriate sensitive-trash disposal program at each location.

CREDITCOMM shall return all magnetic media to the appropriate AMEX location within seven business days of receipt of such magnetic media.

Government requirements should be included (check with GSA compliance).

          -    Gratuities

          -    Training on GSA rules

          -    Kickbacks

          -    Procurement

          -    Lobbying

          -    False Claims and False Statements

          -    Defective Costs

CREDITCOMM shall ensure at each site that no shared environments exist with other businesses for all WANs, LANs, Network connections, dial-up connections, DASD, distributed systems, and that appropriate data controls are implemented.

CREDITCOMM shall follow industry best practices in configuring and operating voice systems to control fraudulent use of 800 numbers, PBX switches and other voice networks.

CARDMEMBER PRIVACY

CREDITCOMM employees may only access, make maintenance changes, or perform financial adjustment on those accounts as required by their job. In addition:

          1. They may not access their own personal or corporate AMEX account(s) for any reason.

          2. They may not access any AMEX employee's account, except where it is part of their normal job responsibility.

          3.   They may not access another CREDITCOMM employee's account.

          4. They may not access an account held by anyone they know outside of work.

          5. They may not access any account that they are not required to access as part of their job responsibility.

EMPLOYEE RESPONSIBILITIES

CREDITCOMM employees are encouraged to report suspected violations of any Privacy Rules, or violations of Information Security Standards to their management for investigation and action.

CREDITCOMM employees shall never share their USERID/PASSWORD with any other person.

CREDITCOMM employees must sign-off when leaving their workstation for any reason.

SECURITY ADMINISTRATION AND RESPONSIBILITIES

**

----------
** This information is confidential and has been omitted and filed with the Securities and Exchange Commission.

SYSTEM SECURITY

**

----------
** This information is confidential and has been omitted and filed with the Securities and Exchange Commission.

                                    EXHIBIT M

[AMERICAN EXPRESS LOGO] TRAVEL
                        RELATED                             RECURRENT BILLING
                        SERVICES                            INTERFACE ADDENDUM

An American Express company

This Addendum ("Addendum") supplements and amends the terms of your agreement with us governing your acceptance of the American Express(R) Card (the "Agreement"). As used in this Addendum, the words "you" and "your" refer to the company that signs this Addendum; the words "we," "us" and "our" refer to American Express Travel Related Services Company, Inc., and its subsidiaries, affiliates and licensees which issue Cards. Unless otherwise specified below, the capitalized terms used in this Addendum shall have the same meaning as in the Agreement.

I.   SCOPE OF ADDENDUM

This Addendum governs your use of the Recurrent Billing Interface, under which, pursuant to the license set forth below, you may use the application software package (the "Software") we provide to: (i) support the electronic formatting and transmission processes for Authorization and Submission of recurring summary billings required in the Agreement (if applicable) and for submission of detail billings (if applicable); (ii) establish cross reference files between your customer account numbers and our Card account numbers; (iii) provide "lock box" files to credit your customer accounts for billing through us; (iv) provide major corporate account matching software (if applicable); and/or (vi) if applicable, provide authorization and summary billing submission of Visa, Mastercard and Discover charge to an approved third party processor retained by you for this purpose. You acknowledge and agree that your use of the Software in no way affects our rights or your obligations under the Agreement, including but not limited to our right(s) of Full Recourse.

II.  SOFTWARE LICENSE

A. Scope of License. We hereby grant you a personal, nonexclusive and non-transferable restricted license to use the Software only at the location(s) indicated on Exhibit A (the "Location(s)") and solely for the business purposes described in this Addendum. We retain all rights and title to, and ownership of, the Software and any associated materials and documentation (the "Documentation") furnished in connection with the Software, including without limitation, the installation and operating instructions and any written specifications provided to you, as well as any updates or additional materials which may be provided from time to time. This Addendum does not convey any proprietary or other interest therein other than the licenses granted hereunder. Exhibit A is incorporated herein by this reference.

Any changes, adaptations, derivative works, modifications, updates, enhancements and/or additions made to the Software, whether based on your suggestion, input, evaluation, feedback or otherwise, and whether made by us or you, shall belong to us exclusively.

B. Protection of Software. You shall not use, distribute, transfer, modify, disclose, make or have made any copies of the Software or the Documentation, in whole or in part, without our prior written authorization, nor shall you use it for any purpose other than as specified herein.

In no event shall you attempt to reverse engineer, decompile or disassemble the Software, or otherwise derive the source code to the Software, in whole or in part.

You shall notify and inform your employees having access to the Software and the Documentation of the limitations and restrictions hereunder and your obligations regarding non-disclosure and non-copying of the Software and the Documentation. The Software and the Documentation shall be provided to your employees on a "need to use" basis only.

You shall reproduce all notice(s) and/or proprietary legends, regardless of form, contained in, affixed to, or appearing on the Software and/or the Documentation and on any and all copies of such Software and/or Documentation or any part thereof made by you as permitted hereunder.

C. Maintenance/Help Desk Support. Using the customer service telephone number you may receive assistance in correcting any errors or malfunctions which you identify in the Software as supplied by us which prevent the Software from operating in substantial conformance with the most recent specifications supplied to you. The foregoing shall be our sole obligation with regard to the Software and Documentation. We do not warrant that the Software or Documentation is error free or that your use of the Software will be uninterrupted. You shall promptly install all updates and/or modifications to the Software which we provide to you.

We will provide you with this support at no charge during the first two (2) months after your first production file is transmitted for access by the Software. Thereafter, basic help desk support will be provided at no charge for the first four

(4) hours per month only. Extended help desk support for more than fifteen (15) hours per month during the first two month period and/or for more than four (4) hours per month thereafter will be charged at $125 per hour.

Support shall not include, and a separate charge of $125 per hour shall be made for, non-standard set-up/configuration services, and services outside of the specific support services described above.

THE FOREGOING IS IN LIEU OF ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

D. Third Party Action. In the event that you are subject to any action based on a copyright or patent infringement claim by a third party arising from your possession or use of the Software as permitted hereunder, we will defend or arrange the defense of such action and indemnify you for all amounts finally awarded in damages by a court of appropriate jurisdiction, provided, that you have installed the most recent updates and/or modifications to the Software which we have made available to you and you promptly notify us of any such action and provide us with all reasonable assistance in our defense of such action.

E. Return of Software. Within ten (10) days after expiration or termination of this Addendum or upon our written request, you shall return to us all copies of the Software and the Documentation, with any copies thereof made by you.

F. Fees. You agree to pay us the fee(s) indicated in this Addendum and/or on Exhibit A and you hereby authorize us to deduct such fee(s) and any amounts due hereunder, from payments we make to you pursuant to the Agreement for Charges you submit to us. We may change any of the fee(s) on thirty (30) days' prior written notice to you. Additionally, you shall be responsible for any license fees to third party licensors and/or any applicable taxes with respect to the Software and/or services.

III. CONFIDENTIAL INFORMATION AND
     PROPRIETARY RIGHTS

A. In connection with your use of the Recurrent Billing Interface you and we may have access to or receive disclosure of certain confidential information relating specifically to the other's business, customers or clients. Both parties agree to keep any such confidential information concerning the other party in confidence and not to disclose it to any third party (except as required by law) without prior written authority of the other party.

B. All Software programs, documentation, materials, procedures and specifications we provide to you shall remain our property. Upon termination of this Addendum you shall return to us any and all such Software programs, materials, procedures and specifications.

C. You shall regard and preserve in trust and confidence and keep as confidential the Software and the Documentation. You shall not, without first obtaining our prior written consent, disclose the Software or the Documentation, any portion thereof or any details relating thereto, to any other person, firm or enterprise, or use the Software or the Documentation for your own benefit (except as permitted hereunder) or the benefit of any other party.

IV.  TERM AND TERMINATION

A. This Addendum shall become effective on the date we receive end accept your signed copy (the "Effective Date").

B. This Addendum shall remain in effect for so long as the Agreement is in effect unless this Addendum is terminated earlier by either party upon thirty
(30) days' prior written notice.

C. In the event of a material breach of this Addendum, the non-breaching party may state its intent to terminate this Addendum by giving written notice to the other party. Such notice shall set forth the nature of the breach and the steps required to cure such breach to the satisfaction of the party giving notice. If the breach is not cured within ten (10) days of such notice, the Addendum shall automatically terminate without further notice twenty (20) days from the day the notice of breach was first given.

V.   INDEMNIFICATION

Except as otherwise provided in this Addendum, each party shall indemnify and hold harmless the other, its officers, directors, employees and agents from and against all claims, demands, damages, losses or judgments arising out of the negligent acts or omissions of the indemnifying party. IN NO EVENT, HOWEVER, SHALL EITHER PARTY BE RESPONSIBLE FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES. Neither party shall be liable for non-performance due to acts of God, civil disturbances, strikes, power failures, changes in applicable laws or regulations, fire or any other cause which such party cannot prevent by the exercise of reasonable diligence.

VI.  GOVERNING LAW

This Addendum shall be governed by and construed in accordance with the laws of the state of New York regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized representative as set forth below.

American Express Travel Related Services
Company, Inc.

By:

David House
President, Establishment Services Worldwide

/s/ JOHN R. DALLAS, JR
------------------------------------------------
Signature

JOHN R. DALLAS, JR
------------------------------------------------
Name (Please Print)

CREDITCOMM SERVICES LLC
------------------------------------------------
Corporate Partnership Proprietorship Name

SAME
------------------------------------------------
Doing Business As (DBA Name)

2700 PROSPERITY AVE
------------------------------------------------
Establishment address

FAIRFAX, VA. 22031
------------------------------------------------
City, State, Zip

445 780 000 1
------------------------------------------------
Service Establishment Number

                             EXHIBIT A to Exhibit M

Name of Service Establishment:        CreditComm  Services  LLC

Location(s) for Use of Software:      Fairfax, VA

Fees

1.   License Fee(s):                  $    **      (Paid by American  Express)

2.   Standard Set-up/Configuration Fee: Billed at Cost

3.   Maintenance/Support Fee:         $    **    per Month (Charged against
                                                          Merchant Account)
                  -Basic                   Included
                  -Extended                $ **/hr


----------
** This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

Software functions Included
(Indicated by check mark)             AMEX                   Other Cards
---------------------------        -------------          ----------------
- Enrollment                           [X]                       NO
- Account Maintenance                  [X]                       N/A
- Authorization & Charge               [X]                       NO
  Submission - Summary
- Detail Billing                       NO                        N/A
- Lockbox                              [X]                       NO
- Dial-up Communication                [X]                       NO
- Major Corporate Account              NO                        NO
  Matching System

Standard Set-Up and Configuration Activities include the following if done as part of initial set-up:

1)   Translation of your enrollment files into American Express specifications.

2) Translation of your billing files in the agreed upon format into standard credit card specifications. (Summary billing only and includes translation into third party processor specifications that the software has certified with).

3)   Creation of lockbox files in your format.

4)   Installation of Recurrent Billing Interface System software application.

                                                                         AMEX-II

                             FIRST AMENDMENT TO THE
                  CONSUMER CREDIT INFORMATION SERVICE AGREEMENT

This First Amendment, dated JANUARY 30, 1998 sets forth agreed changes to the Consumer Credit Information Service Agreement dated March 12th, 1997. The sole purpose of this First Amendment is to amend portions of the existing contract as described below.

EXHIBIT C: PERFORMANCE STANDARDS

Exhibit C is amended such that the Exhibit C-1 attached hereto replaces the original Exhibit C.

EXCLUSIVITY

Section 4 originally stated (under the title "Exclusivity of the Consumer Credit Information Service Agreement dated March 12, 1997"): "In view of the fact that the Service shall be an AMEX-branded service, during the term of this agreement, CreditComm will not administer nor directly offer its own or a similar Consumer Credit Information Service on behalf or in conjunction with any Visa, MasterCard, Discover or Diners Club (the "Competitors") card products prior to January 1, 2000. Similarly, during the term of this Agreement, AMEX will not promote to its Customers any other AMEX branded service similar to the Service."

Such Section 4 as set forth above is hereby amended to delete "Discover" and to read, "In view of the fact that the Service shall be an AMEX-branded service, during the term of this agreement, CreditComm will not administer nor directly offer its own or a similar Consumer Credit Information Service on behalf or in conjunction with any Visa, MasterCard, or Diners Club (the "Competitors") card products prior to January 1, 2000. Similarly, during the term of this Agreement, AMEX will not promote to its Customers any other AMEX branded service similar to the Service."

Section 4 is further amended to add:

         STAFFING COMMITMENT

         "CreditComm will develop staffing levels in anticipation of planned customer growth in order to maximize efficiency as well as maintain the highest levels of customer service, marketing capabilities and account management. CCS commits to maintaining the staffing at levels necessary to fulfill the obligations set forth to this Consumer Credit Information Service Agreement as specified in Exhibit C: Performance Standards. Such standards are to be maintained on a daily basis and in the event they fall below standard, as a result of CCS controlled systems and processes, it will be the sole responsibility of CCS to hire additional staff to ensure that such an event does not occur moving forward."

** ___________________________________________________________________________

   ___________________________________________________________________________

   ___________________________________________________________________________

   ___________________________________________________________________________

   ___________________________________________________________________________

---------
** This information is confidential and has been omitted and separately filed with the Securities and Exchange Commission

EXHIBIT B: FINANCIAL ARRANGEMENT & GUARANTEE

**

---------------

** This information is confidential and has been omitted and separately filed with the Securities and Exchange Commission.

If the above terms and conditions of this amendment are acceptable to both parties, please so indicate by signing and dating this document in the space provided.

Agreed to:                                   Agreed to:

By:                                          By:
    --------------------------------             ----------------------------
        CreditComm Services                          American Express

Date: Jan. 29, 1998                          Date: 2/3/98

                 AMERICAN EXPRESS CREDITAWARE QUALITY STANDARDS
                                  EXHIBIT C-1

                                                                        BPC 1/98

                                      ACCURACY                   TIMELINESS
    KEY PROCESS/MEASURE               STANDARD                    STANDARD                        DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
ENROLLMENTS
-----------------------------------------------------------------------------------------------------------------------
ENROLLMENT (CCS) - DATA                  **                        **                     Accuracy: Enrollments are
ENTRY (PHONE AND/OR                                                                       keyed accurately
CORRESPONDENCE)
                                                                                          Timeliness: # days elapsed
                                                                                          from enrollment until data
                                                                                          entered and appropriate Amex
                                                                                          area is updated
-----------------------------------------------------------------------------------------------------------------------
ENROLLMENT (AMEX) - ALFREDO              **                        **                     Timeliness: # days elapsed
                                                                                          from data being sent to
                                                                                          ALFREDO, to receipt of
                                                                                          enrollment data back from
                                                                                          ALFREDO.
-----------------------------------------------------------------------------------------------------------------------
ENROLLMENT (CCS) - DATA                  **                        **                     Timeliness: # days elapsed
SUBMISSION TO RBI                                                                         from data receipt from
                                                                                          ALFREDO to data submission
                                                                                          to RBI.
-----------------------------------------------------------------------------------------------------------------------
ENROLLMENT (AMEX) - RBI                  **                        **                     Timeliness: # days elapsed
                                                                                          from data being sent to RBI,
                                                                                          to receipt of billing data
                                                                                          back from RBI.
-----------------------------------------------------------------------------------------------------------------------
CANCELLATIONS
-----------------------------------------------------------------------------------------------------------------------
PROCESS CANCELLATIONS                    **                        **                     Accuracy: Cancellations are
(PHONE AND/OR                                                                             processed accurately
CORRESPONDENCE)
                                                                                          Timeliness: # days from
                                                                                          cancellation request until
                                                                                          letter is generated and
                                                                                          appropriate Amex area is
                                                                                          updated
-----------------------------------------------------------------------------------------------------------------------
CORRESPONDENCE
-----------------------------------------------------------------------------------------------------------------------
GENERAL CORRESPONDENCE                                                                    Accuracy: Accurate responses
INCLUDES MAIL SENT FROM CM                                                                to CM inquiries
TO CREDITCOMM (INCLUDING
MISDIRECTED MAIL) AND MAIL                                                                Timeliness: # days from
SENT FROM AMEX TO                        **                        **                     receipt of correspondence
CREDITCOMM)                                                                               until actioned
-----------------------------------------------------------------------------------------------------------------------
FULFILLMENT
-----------------------------------------------------------------------------------------------------------------------
FULFILLMENT KIT                          **                        **                     Accuracy: Fulfillment kit
(INITIAL - WELCOME KIT                                                                    contains accurate materials
AND 3 BUREAU CREDIT PROFILE)                                                              that are addressed properly

                                                                                          Timeliness: # days elapsed
                                                                                          from receipt of enrollment
                                                                                          until kit mailed


-----------------------------------------------------------------------------------------------------------------------

                                      ACCURACY                       TIMELINESS
    KEY PROCESS/MEASURE               STANDARD                        STANDARD                        DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------
FULFILLMENT CONT.

ACCOUNT MONITORING REVIEW/               **                        **                       Accuracy: CMs correctly
NOTIFICATION OF:                                                                            notified of activity


-ADDITION/REMOVAL OF                     **                                                 Timeliness: # days elapsed
DEROGATORY                                                                                  from receipt of monitoring
-ADDITION OF DELINQUENT                                                                     information until acknowledgment
-FULL FILE INQUIRY                                                                          is mailed

(NOTIFICATION OF THE ABOVE
WILL OCCUR AT A MINIMUM OF
EVERY 90 DAYS)
---------------------------------------------------------------------------------------------------------------------------
ACCOUNT MONITORING REVIEW/               **                        **                       Accuracy: CMs correctly
NOTIFICATION OF:                                                                            notified of activity

-NEW ACCOUNT OPENED                      **                                                 Timeliness: # days elapsed
                                                                                            from receipt of monitoring
(IF ACTIVITY, NOTIFICATION                                                                  information until acknowledgment
OF THE ABOVE WILL OCCUR                                                                     is mailed
AFTER CCS IS NOTIFIED - AT A
MINIMUM OF EVERY 30 DAYS.)
---------------------------------------------------------------------------------------------------------------------------
RENEWAL NOTIFICATION LETTER              **                        **                       Accuracy: Letters are
(ALL CMS WILL RECEIVE A                                                                     accurate and addressed
RENEWAL NOTICE UNLESS                                                                        properly
CANCELED)                                **
                                                                                            Timeliness: # days
                                                                                            between date letter
                                                                                            mailed and renewal date
---------------------------------------------------------------------------------------------------------------------------
PREMIUM DELIVERY                         **                        **





---------------------------------------------------------------------------------------------------------------------------
CERTIFICATE FOR 3 BUREAU                 **                        **                       Accuracy: Fulfillment kit
CREDIT PROFILE                                                                              contains accurate materials
                                                                                            that are addressed properly

                                                                                            Timeliness: # days elapsed
                                                                                            from receipt, call, or
                                                                                            renewal date until
                                                                                            Certificate mailed
---------------------------------------------------------------------------------------------------------------------------

________________
**
This information is confidential and has been omitted and separately filed with the Securities and Exchange Commission.

      SECOND AMENDMENT TO THE CONSUMER CREDIT INFORMATION SERVICE AGREEMENT

         This Second Amendment sets forth additional items to the Consumer Credit Information Service Agreement ("Master Agreement"). The sole purpose of this Second Amendment is to clarify American Express telemarketing requirements as described below. This service agreement ("Agreement") is entered into this _________ day of __________ 1998 ("Effective Date"), by and between CreditComm Services LLC., a Delaware Limited Liability Company ("CREDITCOMM")and American Express Travel Related Services Company, Inc., a New York Corporation ("AMEX").

ATTACHMENTS:

           ATTACHMENT DESCRIPTION                     ATTACHMENT IDENTIFIER
---------------------------------------------------------------------------
American Express Back End Process for Contact             Attachment A
Management - Detailed Document Design -
---------------------------------------------------------------------------
American Express Telemarketing Policy                     Attachment B
---------------------------------------------------------------------------
Performance Reporting and Standards                       Attachment C
---------------------------------------------------------------------------
American Express Legal Guidelines                         Attachment D
---------------------------------------------------------------------------
Two Sample Telemarketing Reports                          Attachment E
---------------------------------------------------------------------------

ARTICLE 1. TERM AND DEFINITION

         1.01 Term The initial term of this Agreement shall commence on the Effective Date. Termination is linked to the Master Agreement between CREDITCOMM and AMEX and shall continue unless terminated earlier pursuant to Article 9 ("Termination").

         1.02 Definitions TM VENDORS are defined as any person, group or company contracted to conduct telemarketing activities on behalf of AMEX products or services. These companies include, but are not limited to, APAC TeleServices, Inc, and MARCOMM,Inc..

ARTICLE 2. SERVICES

         2.01 Systems CREDITCOMM shall be responsible for TM VENDORS telecommunication systems interfacing with AMEX's telecommunication systems. System requirements are included in Attachment A.

         2.02 Telemarketing Policy   CREDITCOMM shall be responsible for TM
VENDORS compliance with AMEX's Telemarketing Policies. AMEX's Telemarketing Policy is included in Attachment B.

         2.03 Telemarketing Legal Guidelines CREDITCOMM shall be responsible for TM VENDORS compliance with all federal laws and regulations surrounding telemarketing practices. A summary of telemarketing legal guidelines for use by CREDITCOMM is provided in Attachment D. Attachment D is a summary of federal law and regulations and does not intend to be a complete description of applicable legal guidelines around telemarketing practices. Complete descriptions of federal laws and regulations should be requested from the Federal Trade Commission and other government agencies.

         2.04 Changes in Law and Regulations CREDITCOMM shall use commercially reasonable efforts to identify the impact of changes in applicable legislative enactments on its ability to deliver the Services. CREDITCOMM shall notify AMEX of such changes and shall work with AMEX to identify the impact of such changes on how AMEX uses the Services. AMEX, CREDITCOMM and TM VENDORS shall make any resulting modifications to the Services. CREDITCOMM shall be responsible for any fines and penalties arising from any noncompliance by TM VENDORS with the laws in respect of its delivery of the Services. CREDITCOMM shall use commercially reasonable efforts to perform the Services regardless of changes in legislative enactments. If such changes prevent TM VENDORS' performance, AMEX and CREDITCOMM shall arrange a reasonable solution which as close as practicable implements the intent of the Agreement. CREDITCOMM recognizes its independent responsibility to comply with telemarketing and insurance laws, and shall discuss all legal and regulatory issues pertaining to AMEX programs for the purpose of reaching a consensus on the feasibility of programs or modifications to programs in order to continue compliance with applicable laws and regulations.

ARTICLE 3. SERVICE LEVELS

         3.01 Service Levels CREDITCOMM shall provide the Services in accordance with the performance standards set forth in Attachment B and Attachment C (collectively, the "Service Levels").

         3.02 Continuous Improvement Program As part of the Services, CREDITCOMM shall establish and implement a continuous improvement program, approved by AMEX, for quality, and delivery of the Services to determine whether these factors are best of breed (the "Continuous Improvement Program"). This shall consist of an end of calling campaign summary for each campaign analysis of results, and shall include a formal discussion of potential improvements.

         3.03 Reports CREDITCOMM shall provide performance and other reports to AMEX in a form agreed upon by AMEX and CREDITCOMM for programs including Daily Telemarketing Report (cumulative and by cell code) and a Program Report Summary. Sample reports are provided in Attachment E.

         3.04 Root-Cause Analysis and Resolution Within 6 business days of receipt of a notice from AMEX in respect of (l) TM VENDORS' material failure to provide the Services or (2) TM VENDORS' repeated failure to provide any of the Services in accordance with the Service Levels, CREDITCOMM shall (a) perform a root-cause analysis to identify the cause of such failure, (b) correct such failure, provided, however, if the failure cannot be cured within 6 business days, the vendor shall commence the cure within such six (6) business day period and diligently pursue the cure until completed within twenty-one (21) business day period from the date of original failure, (c) provide AMEX with a report detailing the cause of, and procedure for correcting, such failure and (d) provide AMEX with reasonable evidence that such failure will not reoccur.

         3.05 Monitoring. Subject to applicable laws, AMEX shall have the right, at its discretion, to remotely monitor Inbound Telemarketing and Outbound Telemarketing performed by TM VENDORS at any time, and without notice to CREDITCOMM or TM VENDORS for programs.

         3.06 Security Relating to Major Competitors CREDITCOMM and TM VENDORS shall not share with AMEX Competitors the TM VENDORS Service Location or resources used to provide the Services. AMEX reserves the right to disapprove any such sharing with AMEX Competitors. "AMEX Competitor" is defined as any person, firm or enterprise conducting a business or providing or supporting a product or service substantially similar to any of AMEX's products or services being handled by TM VENDORS.

ARTICLE 4. PROJECT TEAM

         4.01 CREDITCOMM and TM VENDOR Project Managers CREDITCOMM and TM VENDORS shall (1) appoint an individual who from the Effective date shall be in charge of implementing the Services on a part-time basis and (2) replace such individual when required or permitted pursuant to this Section 4.01. TM VENDORS' appointment of a TM VENDOR Project Manager shall be subject to AMEX's consent which consent shall not be unreasonably withheld. The initial TM VENDOR Project Manager shall be in place at least five days before the Effective Date of this Agreement. The TM VENDOR Project Manager shall be available to address bonafide emergency situations relative to this Agreement. An additional on-site person of similar rank and qualifications shall serve as a back up. CREDITCOMM and TM VENDORS shall not reassign or replace any TM VENDOR Project Manger during the first three months of his or her assignment or replacement unless (1) AMEX consents to such reassignment or replacement, or (2) the TM VENDORS Project Manager (a) voluntarily resigns from TM VENDORS, (b) is dismissed by a TM VENDORS for (i) misconduct (e.g., fraud, drug abuse, theft) or (ii) materially failing to perform his or her duties and responsibilities pursuant to this Agreement or TM vendors' policies in TM VENDORS' reasonable judgment or (c) is unable to work due to his or her death or disability [(1) and (2) in respect of the TM VENDOR Project Managers, collectively, the "Reassignment Waivers; each, a "Reassignment Waiver"]. In the event that AMEX notifies CREDITCOMM that AMEX wishes TM VENDORS to replace the TM VENDOR Project Managers, AMEX and CREDITCOMM shall meet to attempt to resolve AMEX's concerns. If AMEX, CREDITCOMM and TM VENDORS are not able to resolve AMEX's concerns within 10 days (or such other time period as the parties may agree) after AMEX notifies CREDITCOMM that AMEX wishes to replace the TM VENDOR Project Manager, CREDITCOMM shall move to replace the TM VENDOR Project Manager with an individual acceptable to AMEX.

         4.02 Project Team Meetings On a weekly basis and, if necessary, on an emergency basis, weekly conference calls will be set up between CREDITCOMM, AMEX and TM VENDORS for the objective to review and discuss telemarketing campaign issues and opportunities to ensure successful execution of the campaign. In addition, on site visits by AMEX will be conducted throughout the course of the campaign to ensure compliance to AMEX standards and telemarketing policies,

         4.03 Subcontractors CREDITCOMM and TM VENDORS may not subcontract all or any part of the Services, without AMEX's consent, which consent shall not be unreasonably withheld; provided, however, TM VENDORS may subcontract all or part of the Services to one of TM VENDORS' subsidiaries without AMEX's consent. AMEX reserves the right to review the terms of all subcontracting agreements between CREDITCOMM and TM VENDORS and TM VENDORS and their respective subcontractors. AMEX reserves the right to reject any subcontractor offered by TM VENDORS for performance of all or any part of the Services; provided, however, TM VENDORS may subcontract all or part of the Services to one of TM VENDORS' wholly owned subsidiaries or limited liability partnerships without AMEX's consent. The consent of AMEX to any subcontracting shall not relieve CREDITCOMM or TM VENDORS of its responsibility for the performance of its obligations under this Agreement. CREDITCOMM and TM VENDORS shall remain fully responsible for any obligations subcontracted.

         4.04 Non-Competition CREDITCOMM acknowledges that the Services performed for AMEX may relate to past, present or future strategies, plans, business activities, methods, processes and information which afford AMEX certain competitive or strategic advantages. AMEX agrees that CREDITCOMM and TM VENDORS shall be exempt from the limitations of these non-competition provisions with regard to TM VENDORS' existing customer base for the Term of this Agreement and any Renewal Terms, to the extent of existing marketing programs or agreements in place as of the Effective Date. To further ensure the protection of AMEX's interests, TM VENDORS agree: (1) during the Term and any Renewal Term and for a period of six months thereafter, TM VENDOR shall not commingle services or provide materials or information, directly or indirectly, for or in support of any AMEX Competitor or in connection with a Competitive Service, that are substantially similar in form, substance, purpose or intent as performed or provided under this Agreement without prior consent of AMEX, which may be given or withheld for any reason in AMEX's sole discretion; (2) during the Term and any Renewal Term and for a period of six months thereafter, CREDITCOMM and TM VENDOR shall not assign or utilize any TM VENDOR Project Managers assigned to perform the Services for AMEX to perform services for or in support of any AMEX Competitor or a Competitive Service without prior consent of AMEX, and (3) during the Term and any Renewal Term and for a period of three months thereafter, TM VENDORS shall not assign or utilize any other employees, agents or representatives assigned to perform the Services for AMEX, to perform services for or in support of any AMEX Competitor or a Competitive Service without prior consent of AMEX, which consent may be given or withheld for any reason in AMEX's sole discretion. "Competitive Service" is defined as any task or work related to a product or service of a third party that is or will be substantially similar to any AMEX product or service handled by a TM VENDOR pursuant to this Agreement. If there is any doubt whether any person, firm or enterprise is deemed an AMEX

Competitor or whether any product or service effort is deemed a Competitive Service, CREDITCOMM and TM VENDORS shall identify competitors by name or service offering description and obtain AMEX's approval, which decision shall be deemed final and controlling for all purposes hereunder. In addition, if TM VENDORS do provide services for any AMEX Competitor or Competitive Service, that CREDITCOMM and TM VENDOR will do so in a manner which will avoid any possibility that any proprietary or confidential information of AMEX will be exposed to or used for the benefit of any such AMEX Competitor or Competitive Service.

         If any Competitive Service is undertaken by TM VENDORS with AMEX's consent, CREDITCOMM and TM VENDORS shall conduct such Competitive Service in such a way as to avoid any possibility that the proprietary nature of AMEX's confidential information will be jeopardized. At a minimum, CREDITCOMM and TM VENDORS agree that: (1) for such Competitive Service, a different building or segregated floor(s) shall be utilized; any use of a shared building or buildings by CREDITCOMM or TM VENDORS shall be subject to approval by AMEX Data Security Dept.; (2) software transferred to TM VENDORS by AMEX or software specifically developed for any unique aspect of the Services shall not be utilized for such Competitive Service; and (3) any reports, systems, methods, manuals, procedures, scripts or other writings created in whole or in part (provided that AMEX contributed 50% or more to its' creation) by AMEX for use in connection with any aspect of the services shall not be utilized in connection with such Competitive Service.

         4.05 Non-Disclosure Agreement CREDITCOMM shall, in advance, require each TM VENDORS' subcontractor, agent or representative assigned to perform the Services and each TM VENDORS' subcontractor, agent or representative who obtains or is in a position to obtain any AMEX information or materials required by the terms of this Agreement to be kept confidential, to execute a not-disclosure agreement in the form set forth in Exhibit H (a "Confidentiality Agreement"). Prior to any subcontractor other than a wholly-owned subsidiary or limited liability partner of TM VENDORS performing the Services, TM VENDORS shall provide AMEX with a true copy of such Non-Disclosure agreement. Upon AMEX's request, TM VENDORS shall provide AMEX with a true copy of each such Non-Disclosure Agreement for TM VENDORS' agents or representatives. TM VENDORS' further agree to take any other steps reasonably required or appropriate to ensure compliance with the obligations set forth in this Section 4.04. AMEX shall be a third party beneficiary of any such Non-Disclosure Agreement.

ARTICLE 5. AMEX MARKS

         5.01 AMEX Marks AMEX owns and shall remain the sole and exclusive owner of all right, title and interest in and to the AMERICAN EXPRESS name, trademarks, service marks, trade names, and the goodwill associated therewith (the "Marks") and CREDITCOMM and TM VENDORS agree that any and all use of the Marks by TM VENDORS shall inure solely to the benefit of AMEX. TM VENDORS is not granted any right or license to, and shall not use, the Marks in any manner for any purpose except as may be agreed in advance between TM VENDORS, CREDITCOMM and AMEX.

ARTICLE 6. DATA AND REPORTS

         6.01 Ownership of AMEX Data All data information submitted to TM VENDORS by AMEX in connection with the Services (the "AMEX Data") is and shall remain the property of AMEX. The AMEX Data shall not be (1) used by TM VENDORS other than in connection with providing the Services, (2) disclosed, sold, assigned, leased or otherwise provided to third parties by TM VENDORS or (3) commercially exploited by or on behalf of TM VENDORS, its employees or agents. CREDITCOMM and TM VENDORS will take all appropriate actions to safeguard the AMEX data.

         6.02 Correction of Errors AMEX shall be responsible for (1) the accuracy and completeness of the AMEX Data submitted by AMEX to TM VENDORS and
(2) any errors in and with respect to data obtained from TM VENDORS because of any inaccurate or incomplete AMEX Data.

         6.03 Return of Data Upon request by AMEX at any time, TM VENDORS shall (1) promptly return to AMEX, in the format and on the media requested by AMEX, all AMEX Data and (2) erase or destroy under the supervision of AMEX all AMEX Data in TM VENDORS' possession. Any archival tapes containing AMEX Data shall be used solely for back-up purposes.

         6.04 Reports Commencing as of the Effective Date, CREDITCOMM shall provide to AMEX those management and production reports prepared by AMEX as of the Effective Date (the "Reports"). TM

VENDORS shall provide AMEX with such documentation and information as may be requested by AMEX from time to time in order to verify the accuracy of the Reports.

ARTICLE 7. CONTINUED PROVISION OF SERVICES

         7.01     Disaster Recovery Plan As part of Services, TM VENDORS shall
(1) develop and submit to AMEX for AMEX's consideration a Disaster Recovery Plan (the "DRP") within 20 business days of the Effective Date that meets or exceeds the requirements set forth in Exhibit E, (2) periodically update and test the operability of the DRP in effect at that time, (3) upon AMEX's request, certify to AMEX that the DRP is fully operational at least once a year and (4) immediately provide AMEX with notice of a disaster and implement the DRP upon the occurrence of a disaster at a TM VENDORS Service Location or otherwise affecting the provisions or receipt of the Services (a "Disaster"). TM VENDORS shall use its best efforts to reinstitute the Services within four (4) hours of the occurrence of a Disaster but, in any event, shall reinstitute the Services within twenty-four (24) hours of each occurrence. In the event TM VENDORS provides the Services from a business recovery center for more than thirty (30) days, AMEX may terminate this Agreement for cause upon notice to CREDITCOMM.

ARTICLE 8. CONFIDENTIALITY

         8.01 General Obligations All confidential or proprietary information and documentation ("Confidential Information") (including the terms of this Agreement, the AMEX Data and the Software) relating to AMEX shall be held in confidence by CREDITCOMM and TM VENDORS to the same extent and in at least the same manner as CREDITCOMM and TM VENDORS protects its own confidential or proprietary information and as recommended as a result of any facility audits or reviews. Each party shall not disclose, publish, release, transfer or otherwise make available Confidential Information of the other party in any form to, or for the use or benefit of, any person or entity other than as permitted by this Agreement without the other party's consent. Each party shall, however, be permitted to disclose relevant aspects of the other party's Confidential Information to its officers, agents, subcontractors and employees and to the officers, agents, subcontractors and employees of its corporate affiliates or subsidiaries to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Agreement; provided, that CREDITCOMM and TM VENDORS shall take all reasonable measures to ensure that Confidential Information of AMEX is not disclosed or duplicated in contravention of the subcontractors' provisions of this Agreement by such officers, agents, subcontractors and employees. The obligations in this Section 8.01 shall not restrict any disclosure by the disclosing party pursuant to any applicable law, or by order of any court or government agency (provided that the disclosing party shall give prompt notice to the other party of such order) and shall not apply with respect to information which (1) is developed by either party without violating the other party's proprietary rights, (2) is or becomes publicly known (other than through unauthorized disclosure), (3) is disclosed by either party to a third-party free of any obligation of confidentiality, (4) is already known by either party without it an obligation of confidentiality other than pursuant to this Agreement or any confidentiality agreements entered into before the Effective Date between AMEX and CKEDITCOMM, or (5) is rightfully received by either party free of any obligation of confidentiality.

         8.02 Unauthorized Acts CREDITCOMM shall: (1) notify AMEX promptly of any material unauthorized possession, use or knowledge, or attempt thereof, of AMEX' Confidential Information by any person or entity which may become known to CREDITCOMM, (2) promptly furnish to AMEX full details of the unauthorized possession, use or knowledge, or attempt thereof, and use reasonable efforts to investigate and prevent the recurrence of any unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information, (3) use reasonable efforts to cooperate with AMEX in any litigation and investigation against third parties deemed necessary by AMEX to protect its proprietary rights and (4) promptly use all reasonable efforts to prevent a recurrence of any such unauthorized possession, use or knowledge of Confidential Information. CREDITCOMM shall bear the cost it incurs as a result of compliance with this
Section 8.01 and 8.02.

         8.03 Remedy CREDITCOMM agrees that if TM VENDORS, officers, employees or anyone obtaining access to the proprietary information of AMEX by, through or under them, breaches any provision of this Article 8, AMEX would suffer irreparable harm and the total amount of monetary damages for any injury to AMEX from any violation of this Article 8 would be impossible to calculate and would therefore be an inadequate remedy. Accordingly, CREDITCOMM agrees that AMEX shall be entitled to temporary and permanent injunctive relief against TM VENDORS, its officers, agents or employees, and such other rights and remedies to which AMEX may be entitled to at law, in equity and under this Agreement for any violation of this Article 8.

ARTICLE 9. TERMINATION

         9.01 Termination for Convenience AMEX may, at its sole discretion, terminate this telemarketing Agreement without cause at any time during the Term upon 90 days' prior notice to CREDITCOMM. In the event of termination for convenience, AMEX shall permit TM VENDORS' AMEX program trained representatives to be reassigned by program to other AMEX programs, including where this will not adversely affect TM VENDORS' provision of service obligations under this Agreement, nor create charges greater than what would be incurred without termination for convenience.

         9.02 Termination for Change of Control/Business of TM VENDORS In the event (1) of a sale or distribution of all substantially all of the assets of TM VENDORS or a sale or distribution of sufficient stock (other than pursuant to a public offering) of TM VENDORS to effect a change in control to any of the AMEX Competitors or (2) that TM VENDORS or its Affiliates enters into the business of credit or financial services, consistent with the scope of then-current offerings of AMEX, its affiliates or subsidiaries, AMEX may terminate this Agreement immediately. In the event of a sale or distribution of all or substantially all of the assets of TM VENDORS or a sale or distribution of sufficient stock (other than pursuant to a public offering) of TM VENDORS to effect a change in control to an entity other than any of the AMEX Competitors, AMEX may terminate this Agreement upon seven days' notice to CREDITCOMM given within 30 days of AMEX's receipt of notice of such change of control or activity.

         9.03 Termination for Cause Except as expressly provided elsewhere in this Agreement, if either party fails to perform any of its material obligations under this Agreement, and such failure is not cured within 30 days after notice is given to the defaulting party specifying the nature of the default, the non-defaulting party may, upon further notice to the defaulting party, terminate this Agreement as of the date specified in such notice of termination.

ARTICLE 10. LOSS OF TELEMARKETING MATERIALS

         10.1 Loss of Telemarketing Materials In the event of a material loss, theft or mysterious disappearance of any customer information, data or telemarketing materials CREDITCOMM and TM VENDORS shall promptly notify AMEX, in which case AMEX may take whatever steps it deems reasonably necessary to protect itself from losses, including without limitation arranging for security and processing oversight of all items held by TM VENDORS which are owned by AMEX or in which AMEX has a proprietary interest. CREDITCOMM or TM VENDORS' notification does not require it to inform AMEX of TM VENDORS' customer's identity or other confidential information, but is designed to give AMEX an understanding of the circumstances and magnitude of the loss.

ARTICLE 11. MISCELLANEOUS PROVISIONS

         11.01 Severability If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, then the remaining provisions of this Agreement shall remain in full force and effect, and the parties shall substitute for the invalid provisions a valid provision which most closely approximates the intent and economic effect of the invalid provision.

         11.02 Publicity Each party shall (1) submit to the other all advertising, written sales promotion, press and other publicity matters relating to this Agreement in which the other party's name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied and (2) not publish or use such advertising, sales promotion, press releases or publicity matters without the other parry's consent.

         11.03 Amendments No amendment to, or change, waiver or discharge of, any provision of this Agreement shall be valid unless in writing and signed by an authorized representative of the party against which such amendment, change, waiver or discharge is sought to be enforced.

         11.04 Third Party Beneficiaries Each party intends that this Agreement shall not benefit, or create any right or cause of action in or on behalf of, any person or entity other than AMEX, CREDITCOMM and TM VENDORS.

         11.05 Governing Law EXCEPT AS REQUIRED BY LOCAL LAW IN ANY JURISDICTION OUTSIDE OF THE UNITED STATES, THIS AGREEMENT AND TOE RIGHTS AND OBLIGATIONS OF

THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO THE CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 OP THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

         11.06 Covenant of Further Assurances AMEX and VENDOR covenant and agree that, subsequent to the execution and delivery of this Agreement and without any additional consideration, each of AMEX and VENDOR shall execute and deliver any further legal instruments and perform any nets which are or may become necessary to effectuate the purposes of this Agreement.

         11.07 Negotiated Terms The parties agree that terms and conditions of this Agreement are the result of negotiations between the parties and that this Agreement shall not be construed in favor of or against any party by reason of extent to which any party or its professional advisors participated in the preparation of this Agreement.

         11.08 Interpretation of Certain Terms All usage of the word "including" or the phrase "c.g." in this Agreement shall be deemed to mean "including, without limitation."

         11.09 Modification No modification of the terms and conditions of this Agreement will be valid unless in writing and signed by all of the parties to this Agreement.

         IN WITNESS WHEREOF, CREDITCOMM and AMEX have each caused this Agreement to be signed and delivered by its duly authorized representative.

CreditComm Services LLC

By: _______________________________

Title: ____________________________

AMERICAN EXPRESS TRAVEL RELATED
SERVICES COMPANY, INC.

By: _______________________________

Title: ____________________________

                                                                    ATTACHMENT C

                      PERFORMANCE REPORTING AND STANDARDS

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PERFORMANCE METRIC                                REQUIRED LEVEL                MEASUREMENT BASIS
-------------------------------------------------------------------------------------------------
Accuracy of information provided                         **                       AMEX sampling*
-------------------------------------------------------------------------------------------------
Close rate                                               **                       weekly
-------------------------------------------------------------------------------------------------
Accuracy of information recorded                         **                       AMEX sampling*
-------------------------------------------------------------------------------------------------
Mail fulfillment cycle times                             **                       Weekly
-------------------------------------------------------------------------------------------------
Accuracy of contacts submitted                           **                       AMEX sampling
-------------------------------------------------------------------------------------------------

----------
** This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

* AMEX sampling includes, but is not limited to, on-sight and remote call monitoring and mystery calling by third party vendor or American Express personnel.

                               THIRD AMENDMENT TO
                  CONSUMER CREDIT INFORMATION SERVICE AGREEMENT

         This THIRD AMENDMENT TO CONSUMER CREDIT INFORMATION SERVICE AGREEMENT (this "Third Amendment") is made as of the 1st day of February, 2000, by and between AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a New York corporation, and CREDITCOMM SERVICES LLC, a Delaware limited liability company ("CreditComm"), with offices located at 14930 Bogle Drive, Chantilly, Virginia 20151.

         WHEREAS, AMEX and CreditComm have entered into that certain Consumer Credit Information Service Agreement, dated March 12, 1997 (the "Main Agreement"); as amended by that certain First Amendment to Consumer Credit Information Service Agreement, dated January 30, 1998 (the "First Amendment"); and as further amended by that certain Second Amendment to Consumer Credit Information Service Agreement, dated June 5, 1998 (the "Second Amendment;" and together with the Main Agreement and the First Amendment, the "Agreement");

         WHEREAS, AMEX and CreditComm desire to amend the Agreement in accordance with the terms and provisions set forth herein;

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth below, the parties agree as follows:

1. DEFINITIONS.

                  The parties hereto agree that the capitalized term "Customer" as used in the Agreement shall be amended to expressly include AMEX's Small Business Services, Establishment Services and Corporate Services customers and prospects. Other capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

2. OFFERING OF THE BUSINESS CREDIT SERVICE.

                  Reference is hereby made to the stated development of the Corporate Credit Information Service as provided in Exhibit A of the Agreement ("Business Credit Service"). The parties agree that the implementation of such Business Credit Service shall involve:

                  2.1.1. The procurement from ** of certain rights to market self-inquiry Business Information Reports (each a "BIR") and Commercial Credit Scoring Reports (each a "CCSR") in accordance with


---------
** This information is confidential and has been omitted and separately filed with the Securities and Exchange Commission.

                           the terms of that certain Program Agreement dated as of July 9, 1999 (the "Program Agreement") by and between AMEX and **.

                  2.1.2. The appointment of CreditComm as the "Service Provider" pursuant to the terms of that certain Service Provider Agreement, dated July 9, 1999, by and among AMEX, CreditComm and **.

                  2.1.3. The procurement from ** of certain rights to market to Customers which enroll in the Business Credit Service certain ** information products on other businesses via ** all in accordance with the terms of an Affinity Program Agreement dated as of February 1, 2000 (the "Affinity Agreement") by and between AMEX and **.

                  2.1.4. Amex and CreditComm mutually acknowledge that the Business Credit Service requires the participation of ** Neither CreditComm nor Amex shall consider the other party in default, nor require specific performance in any way, in relation to any part of this Agreement that relates to the Business Credit Service product, in the event of a failure to agree or inability to continue to operate the product as the result of any action by**.

3.       CONTINUITY OF ** AGREEMENTS.

         3.1. AMEX agrees to use commercially reasonable efforts to maintain AMEX's rights under the Program Agreement and the Affinity Program Agreement (collectively, the "** Agreements") without interruption for as long as the Agreement is in effect between AMEX and CreditComm. All commissions payable to AMEX in accordance with the Affinity agreement will be paid within 30 days of receipt of payment from **.

         3.2. Amex and CreditComm agree that if ** cancels its agreement with Amex, or ** takes actions that make the product unprofitable to either Amex or CreditComm, then CreditComm may seek to replace ** and if it replaces ** then it shall offer to Amex the revised Corporate Service on a non exclusive basis.

4.       MODIFICATION TO SECTION 4 OF THE AGREEMENT

         4.1. The parties hereby agree that Section 4 of the Agreement is hereby amended in its entirety and shall be replaced with the new Section 4 as set forth immediately following:

                           "From the date of this Third Amendment and continuing until the termination or expiration of the Agreement, CreditComm will identify for

-------
** This information is confidential and has been omitted and separately filed with the Securities and Exchange Commission.

                           AMEX's review all planned substantial upgrades to the Consumer Credit Service which are developed by or on behalf of CreditComm ("Major Revisions"); provided however, nothing herein shall prevent CreditComm from delivering an enhancement to its product to another client if such enhancement is developed specifically at the request of the client and such enhancement is not comparable to the last Major Revision. Each such Major Revision will be reviewed with AMEX, and AMEX will have the first right, for the entire term of the Agreement (including, without limitation, any renewal or extensions thereof), to the exclusive use of any such Major Revision. If AMEX chooses to accept and utilize a Major Revision in connection with the marketing and offering of the Consumer Credit Service to the exclusion of any Visa, MasterCard, Discover or Diners Club card product (including, without limitation, any credit, charge, stored value, debit or smart card product) (herein, "Competitive Card Product"), then CreditComm may not provide such Major Revision on any program which CreditComm administers, facilitates or provides with or on behalf of any Competitive Card until the earlier of (a) the date on which AMEX has given its approval for such use or (b) CreditComm has provided to AMEX another Major Revision which AMEX has accepted to use to the exclusion of any Competitive Card Product; provided that if AMEX chooses not to use a Major Revision to the exclusion of any Competitive Card Product, then CreditComm is free to offer such Major Revision to all of its customers and customers of CreditComm's marketing partners as a product enhancement.

                           From the date of this Agreement and until AMEX accepts a Major Revision, AMEX's Consumer Credit Information Service ("CreditAware") will have the following unique feature: In the Renewal Year(s), all Customers will automatically receive a 3-bureau credit profile on their respective enrollment anniversary date. Customers of Competitive Card Products will receive certificates that may be redeemed for a 3-bureau profile.

                           The parties further agree that the Corporate Credit Information Service provided by AMEX, CreditComm and ** shall be an exclusive service offered to no Competitive Card Product (including without limitation Discover card products) without the express written permission of AMEX."

5.       ROYALTIES & COMMISSIONS

         5.1. If CreditComm offers the Business Credit Service to Competitive Card Products, having received the express written permission of AMEX, CreditComm will pay AMEX $** per member per month that CreditComm receives a monthly
---------------
"** This information is confidential and has been omitted and separately filed with the Securities and Exchange Commission."

                  membership fee from the customer. If the customer pays membership fees on an annual basis, CreditComm will begin paying the $** per month when it receives the annual fee and continue paying AMEX the $** royalty payment until the customer is no longer a member of the program.

         5.2 CreditComm and AMEX agree that the same commission rates set forth in Exhibit B of the Agreement shall apply to Net Revenues of the Business Credit Service product.

         5.3 Any amounts paid by ** pursuant to the Affinity Agreement dated February 1, 2000, will be divided equally among AMEX and CreditComm.
----------
** This information is confidential and has been omitted and separately filed with the Securities and Exchange Commission.


6.       WARRANTS.

         CreditComm agrees that its parent, Intersections Inc., will issue to AMEX warrants to purchase 268.75 shares of common stock of Intersections Inc., at $7,000.00 per share in accordance with the terms of a Letter Agreement dated as of the date of this Third Amendment.

7.       SERVICE STANDARDS.

         CreditComm agrees that all it shall fulfill its operational and customer service obligations related to the Business Credit Service in accordance with the standards agreed to and as set forth in Exhibit C-1 as part of the First Amendment. CreditComm further agrees that it shall meet the timeliness standards for the Business Credit Service specified in Section 2.1 in the Program Agreement dated July 9, 1999.

8.       LATE PAYMENT FEE.

         In accordance with Exhibit B of the Agreement, CreditComm shall remit payment to AMEX within thirty (30) days after the end of each calendar month. CreditComm agrees that a late payment of 1.5% per month shall be payable on any delinquent amounts due.

9.       LIMITATION OF LIABILITY

         9.1. The following provisions shall relate to the performance of either party hereto under the Agreement;

                  9.1.1 IN NO EVENT SHALL ANY PARTY HERETO (INCLUDING WITHOUT LIMITATION THE AGENTS AND EMPLOYEES THEREOF) BE LIABLE TO THE OTHER PARTY (INCLUDING WITHOUT LIMITATION THE AGENTS AND EMPLOYEES THEREOF) FOR ANY SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, EVEN IF SUCH PARTY SHALL

                           HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH
                           POTENTIAL LOSS OR DAMAGE.

                  9.1.2. EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, THE AGGREGATE LIABILITY OF EITHER PARTY HERETO (THE "LIABLE PARTY") TO THE OTHER PARTY HERETO (INCLUDING WITHOUT LIMITATION THE AGENTS AND EMPLOYEES THEREOF) IN CONNECTION WITH THIS AGREEMENT, SHALL NOT EXCEED THE AMOUNT RECEIVED BY AMEX UNDER THE AGREEMENT, REGARDLESS OF THE FORM OF ACTION GIVING RISE TO SUCH LIABILITY (WHETHER IN CONTRACT, TORT OR OTHERWISE).

         THE LIMITATION SET FORTH IN SECTION 9.1.2 ABOVE SHALL NOT APPLY TO DAMAGES ARISING DIRECTLY FROM (i) THE BREACH BY THE LIABLE PARTY OF ITS CONFIDENTIALITY AND INDEMNIFICATION OBLIGATIONS UNDER THE AGREEMENT,
         (ii) A NON-AFFILIATED THIRD PARTY CLAIM OR (iii) THE INTENTIONAL MIDCONDUCT OR GROSSLY NEGLIGENT ACT OR OMISSION OF THE LIABLE PARTY IN THE COURSE OF THE PERFORMANCE OF ITS DUTIES OR OBLIGATIONS UNDER THIS AGREEMENT.

          The provisions of the Section 9 shall survive the termination of the Agreement.

10.      EXTENSION OF THE INITIAL TERM.

         10.1. Section 13(a) of the Main Agreement, is hereby deleted in its entirety and replaced with the following paragraph:

                           (a) This Agreement will be effective as of the date first above written and will continue until December 31, 2005 (the "Initial Term") unless earlier terminated in accordance with subsection c, below. Thereafter, this Agreement may be extended by AMEX for additional one-year terms provided that at the end of the third year following the Initial Term, any extension to the Agreement shall be by mutual consent of AMEX and CreditComm.

11.      AFFIRMATION.

         11.1 As amended or modified by the terms of this Third Amendment, the parties hereto expressly affirm the terms and obligations of the Agreement.

12.      ENTIRE AGREEMENT.

         12.1 This Third Amendment, the Agreement and all of the related attachments, exhibits and ancillary agreements (which are incorporated herein in full), constitute the entire agreement between the parties hereto with respect to the subject matter of the Third Amendment and the Agreement and supersede all prior agreements and understandings, oral or written, by and between the parties hereto with respect to such subject.

13.      COUNTERPARTS.

         13.1 This Third Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same instrument.

The remainder of this page has been left blank intentionally.

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed as of the date and year first above written.

AMERICAN EXPRESS TRAVEL
RELATED SERVICES COMPANY, INC.

BY:                 -s-
         --------------------------------------
NAME:
TITLE:

         American Express Relationship Services

CREDITCOMM SERVICES LLC

BY:                -s-
         --------------------------------------
NAME:
TITLE:
               CreditComm Services LLC

                                    EXHIBIT A

                               PRODUCT DESCRIPTION

American Express will brand a Business Credit Service (named American Express(R) Business CreditAware from American Express) which will be a recurrent billing service. The following describes the services features and benefits:

3-BUREAU-IN-1 PERSONAL CREDIT HISTORY PROFILE

     - This profile will include the individual subscriber's personal credit bureau information as reported by Trans Union, Equifax and Experian (formerly TRW) merged into one document. The profile is printed in an easy to read style that simplifies bureau by bureau, item by item comparisons.

     - A summary page which provides an overview of types of accounts, total accounts, account balances, public record and a variety of other categories of information at a glance.

     - A legend that aids in interpreting some of the data elements on the profile.

** BUSINESS INFORMATION REPORT (BIR) OR A ** COMMERCIAL CREDIT SCORING REPORT
(CCSR)

----------
** This information is confidential and has been omitted and filed with the Securities and Exchange Commission.

     - The BIR provides an overall profile of the cardmember's company including: Financial information, payment information, history of the business, ownership details, operational information, details on related firms and special events.

     - If ** does not have a BIR on file for the cardmember's company, then the customer may receive a CCSR which includes credit score information, payment information, credit balance information, operational changes and special events

     -    A detailed guide to the ** report

     - Access to other ** products (affinity reports) at discounted prices up to **% off retail prices

----------
** This information is confidential and has been omitted and filed with the Securities and Exchange Commission.

ONGOING MONITORING AND NOTIFICATION OF ACTIVITY

     - Ongoing monitoring with Monthly Notification if and when new account(s) are opened in the subscriber's name. This notification would be sent monthly so as to assist consumers in detecting fraudulent activity.

     - Ongoing monitoring with, at least Quarterly Notification (NOTE: notification may be more frequent than quarterly) if and when any or all of the following activities occur:

               -    Addition of delinquent account information

               - Addition or removal of derogatory information (i.e. public filings, bankruptcy)

               - Full-file inquiries (excludes promotion/pre-approval inquiries)

               - Derogatory file information that is nearing the end of a statutory 7 or 10 year record keeping cycle

     - Ongoing monitoring of the ** reports for certain changes. If certain changes occur, the cardmember will be notified by ** Alert Service.

----------
** This information is confidential and has been omitted and filed with the Securities and Exchange Commission.

ADDITIONAL BENEFITS:

     - Toll-free Customer Service available to offer enrollees one-on-one assistance as needed provided by bureau trained credit education specialists

     - Access to a web-site containing helpful credit and personal financial information

                                  AMENDMENT TO
                 CONSUMER CREDIT INFORMATION SERVICE AGREEMENT

         This AMENDMENT TO CONSUMER CREDIT INFORMATION SERVICE AGREEMENT (this "Amendment") is made as of the 28th day of June, 2002 (the "Effective Date") by and between AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a New York corporation ("AMEX") and CREDITCOMM SERVICES, LLC, a Delaware limited liability company ("CREDITCOMM").

         WHEREAS, AMEX and CREDITCOMM have entered into that certain Consumer Credit Information Services Agreement, dated March 12, 1997 (as amended and supplemented from time to time, the "Agreement");

         WHEREAS, INTERSECTIONS, INC. ("INTERSECTIONS") is the successor in interest to CREDITCOMM under the Agreement and references to CREDITCOMM in the Agreement shall be construed as references to INTERSECTIONS, and the parties to the Agreement are AMEX and INTERSECTIONS;

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements set forth below, the parties agree as follows:

1. MARKETING ACTIVITIES AND EXPENSES. AMEX will reimburse INTERSECTIONS for ** % of INTERSECTIONS' marketing expenses incurred for marketing campaigns initiated on or after April 15, 2002, for marketing of any product or Service offered under this Agreement. AMEX's reimbursement obligation pertains only to expenses for all telemarketing and direct mail marketing, including cost per hour for telemarketing, production, postage, and creative costs for direct mail. The aforementioned "marketing campaigns initiated on or after April 15, 2002" begin with Second Quarter 2002 marketing campaigns which include only the following:

----------
** This information is confidential and has been omitted and separately filed with the Securities and Exchange Commission.

TABLE 1: DEFINITION OF SECOND QUARTER 2002 MARKETING CAMPAIGNS

SECOND QUARTER 2002 MARKETING CAMPAIGNS                     CAMPAIGN START DATES
---------------------------------------                     --------------------
    2Q CreditSecure OBTM                               April 15, 2002
    2Q Business CreditAware OBTM                       May 20, 2002
    2Q CreditSecure SBS OBTM                           May 20, 2002
    May and June CreditSecure DM                       May and June Mail drop timeframe

The payment schedule for reimbursement is set forth in Paragraph 4 below.

2. COMMISSION.

         2.1. For each Enrollee that enrolls as a result of telemarketing or direct mail marketing of Services via any marketing campaign initiated on or after April 15, 2002 (see TABLE 1 in Paragraph 1 above for the first set of campaigns), INTERSECTIONS shall pay AMEX a commission equal to:

                  A. ** % of the Net Revenue (defined for purposes of this Amendment as gross revenue less refunds or credits) received by INTERSECTIONS for the first 12 billing months of such Enrollee's

----------
** This information is confidential and has been omitted and separately filed with the Securities and Exchange Commission.

enrollment, where "billing month" is defined as the month where the customer is billed for their service, thereby excluding any trial periods; and

         B. ** % of the Net Revenue received by INTERSECTIONS for any period of enrollment after such Enrollee's first 12 billing months of enrollment.

----------
** This information is confidential and has been omitted and separately filed with the Securities and Exchange Commission.


         2.2. For such Enrollees who enroll in Services via campaigns initiated on or after April 15, 2002 through telemarketing or direct mail marketing (see TABLE 1 in Paragraph 1 above for the first set of campaigns), the first two paragraphs of Exhibit B of the Agreement are deemed replaced with Paragraph
2.1 A and 2.1B above.

         2.3. All other Enrollees acquired via marketing campaigns initiated prior to April 15, 2002 or from any other channel, other than that set forth in 1 above, before or after April 15, 2002 will remain under the original Agreement, pursuant to Exhibit B of the Agreement.

3. MARKETING MANAGEMENT.

         3.1. The parties agree to meet, in person or via teleconference or videoconference, no less than once per calendar quarter, to (a) consider approval of marketing activities proposed by either party; (b) review management of vendors used for marketing; and (c) consider any other marketing issues raised by either party.

         3.2. Marketing activities are deemed approved by AMEX upon delivery of a written notice or e-mail from AMEX approving the activities. AMEX agrees to approve marketing activities consistent with, and agrees to exercise, commercially reasonable efforts to substantially increase the number of prospective Enrollee leads above the numbers for comparable periods prior to the Effective Date.

         3.3. INTERSECTIONS and AMEX shall be responsible for engaging any vendors used for approved marketing activities. Vendors include telemarketing vendors, telematching vendors, creative agencies, print shops. AMEX reserves the right to suggest and sometimes impose any changes to vendors used for marketing any products or Services under this Agreement based on AMEX's policy and compliance requirements, and/or vendor performance requirements. Such suggestions will be discussed with INTERSECTIONS and both parties will come to mutually acceptable agreement upon the exchange or written or e-mail agreement. INTERSECTIONS shall follow any guidelines or instructions agreed by the parties for management of marketing vendors. Such instructions or guidelines are deemed agreed by the parties upon the exchange of the written or e-mail agreement of each party.

4. PAYMENT SCHEDULE.

         4.1. INTERSECTIONS shall remit payment of the amounts set forth in Paragraph 2 above, or elsewhere in the Agreement, within 30 days of the applicable calendar month. AMEX's ** % share of marketing expenses shall be kept separate from the calculation of the monthly commission remittance. INTERSECTIONS shall invoice AMEX each month for these marketing expenses with back-up documentation reasonably acceptable to AMEX, including the calculation of the amount so paid. AMEX shall pay such invoices within 30 days of receipt of invoices. Notwithstanding the foregoing, INTERSECTIONS may invoice AMEX for direct mail postage in advance per agreed upon estimates, and AMEX shall pay these invoices within 30 days of receipt. The direct mail postage invoices are estimates and are subject to credit to AMEX for any amount paid but not used.

----------
** This information is confidential and has been omitted and separately filed with the Securities and Exchange Commission.

         4.2. In light of the fact that this Amendment was executed one or more calendar months after April 30,2002, INTERSECTIONS may adjust the next invoice as necessary to reconcile the payments and marketing expense reimbursements under this Amendment for the prior months. This reconciliation of payments and marketing expenses will be agreed by both parties by August 6, 2002, and payment for these reconciliations will be completed by August 30, 2002. INTERSECTIONS will provide reasonable documentation, including the calculation of the reconciliation.

         4.3. Effective upon execution of this Amendment, the third paragraph of Exhibit B is deleted and replaced by Paragraphs 4.1 and 4.2 above.

5. AFFIRMATION AND ENTIRE AGREEMENT.

         5.1. As amended or modified by the terms of this Amendment, the parties hereto expressly affirm the terms and obligations of the Agreement.

         5.2. This Amendment, the Agreement and all of the related attachments, exhibits and ancillary written agreements (which are incorporated herein in full), constitute the entire agreement between the parties with respect to the subject matter of the Amendment and the Agreement and supersede all prior agreements and understandings, oral or written, by and between the parties hereto with respect to such subject.

6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this AMENDMENT to be executed as of the date and year above first written.

AMERICAN EXPRESS TRAVEL
RELATED SERVICES COMPANY, INC.

BY:
   -------------------------------

NAME:
     -----------------------------

TITLE:        VICE PRESIDENT

DATE:      07/30/2002

INTERSECTIONS, INC.

BY:
   -------------------------------

NAME:
     -----------------------------

TITLE:            CEO

DATE:            8/2/02

                SEVENTH AMENDMENT TO CONSUMER CREDIT INFORMATION
                                SERVICE AGREEMENT

This SEVENTH AMENDMENT TO CONSUMER CREDIT INFORMATION SERVICE AGREEMENT (this "Fourth Amendment") is made as of the 15th day of November, 2002 by and between AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a New York corporation, and INTERSECTIONS INC., a Virginia based corporation, with offices located at 14930 Bogle Drive, Chantilly, VA 20151.

WHEREAS, AMEX and Intersections have entered into a Consumer Credit Information Service Agreement, dated March 12, 1997 ("the Main Agreement"). WHEREAS, Amex and Intersections desire to amend the Agreement in accordance with the terms and provisions set forth herein;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth below, the parties agree as follows:

1. Amex hereby retains Intersections to provide the services described on Exhibit A to this Letter (such services to be branded CreditSecure (sm) from American Express and referred to herein as the "Service"). The Service shall include the Unique Amex Features as specified on Exhibit A, and Intersections shall not make such Unique Amex Features available to any customers other than through the Services offered in accordance with this Letter.

2. Marketing of the services shall be conducted by vendors approved by Amex. Costs of such marketing shall be paid based on the terms outlined in the Fourth Amendment dated June 28, 2002.

3. SECTION 13 (b) OF THE AGREEMENT IS DELETED IN ITS ENTIRETY AND THE FOLLOWING IS SUBSTITUTED IN LIEU THEREOF:

"13. Term and Termination:

(B) Termination: Notwithstanding the above, this Agreement may be terminated prior to the expiration of the initial term or any renewal term:

                  (i) By either party immediately upon written notice to the other party if the other party commits a material breach or default under this Agreement, which breach is not cured by the breaching party thirty (30) days from the receipt of written notice to cure the breach from the non-breaching party.

                  (ii) By either party immediately upon written notice to the other party upon a change in control of the other party (through a sale, distribution, merger, or acquisition of assets or stock of the other party or its parent or affiliates or otherwise) which change in control resulted in a demonstrable, substantive, detrimental effect upon the other party's commitment to or prioritization of offering the Program to AMEX Customers. Any such notice shall identify with specificity the actions that have caused the demonstrable, substantive detrimental effect upon the commitment to, or prioritization of, the offering of the Program to AMEX Customers.

                  (iii) By either party immediately upon the perpetration of fraud by the other party upon the party, its borrower, or policyholder.

                  (iv) By either party immediately: (1) upon the institution by the other party of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the other party to institution of bankruptcy or insolvency proceedings against it or the filing by the other party of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Code, or any other applicable Federal or state law, or the consent by the other party to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, or other similar official of the other party or of any substantial part of its property, or the making by the other party of an assignment for the benefit of creditors, or the admission in writing by the other party of an assignment for the benefit of creditors, or the admission in writing by the other party of its inability to pay its debts generally as they become due or the taking of corporate action by the other party in furtherance of any such actions; and (2) if, within sixty (60) days after the commencement of an action against the other party seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the other party stayed, or if the stay of any such order or proceeding shall thereafter be set aside; or if, within sixty
                  (60) days after the appointment without the consent or acquiescence of the other party of any trustee, receiver or liquidator or similar official of the other party, or of all or any substantial part of the property of the other party, such appointment shall not have been vacated.

4. AFFIRMATION AND ENTIRE AGREEMENT.

         1.1. As amended or modified by the terms of this Amendment, the parties hereto expressly affirm the terms and obligations of the Agreement.

         1.2. This Amendment, the Agreement and all of the related attachments, exhibits and ancillary written agreements (which are incorporated herein in full), constitute the entire agreement between the parties with respect to the subject matter of the Amendment and the Agreement and supersede all prior agreements and understandings, oral or written, by and between the parties hereto with respect to such subject.

5. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this AMENDMENT to be executed as of the date and year above first written.

                                                  AMERICAN EXPRESS TRAVEL
INTERSECTIONS INC.                                RELATED SERVICES COMPANY, INC.

By: __________________________                    ___________________________

Name: ________________________                    ___________________________

Title: _______________________                    ___________________________

EXHIBIT A

CREDITSECURE is a fraud protection and security service designed to alert and protect enrollees from potential fraud through daily monitoring of the enrollees' Equifax credit report and detailed quarterly reports to enrollees of their credit profile based upon the Equifax credit report information. Note:
CreditSecure was launched in late November 2001 using TransUnion credit bureau information. CreditSecure with Equifax information replaced TransUnion as of May 2002. Features and benefits of CreditSecure includes:


-    1-Bureau Credit Profile from -Equifax (EFX)

-    Monitoring of enrollees EFX credit report every business day

- Notification of changes to the enrollee's EFX credit report by choice of e-mailor mail.

-    Access to Notify Express on-line to view changes to EFX credit profile

-    Option to receive Notify Express off-line

-    Quarterly Credit Updates from EFX

- Free upgrade to 3-Bureau Credit Profile and Quarterly Credit Updates upon receipt of signature card (free upgrade certificate).

-    Identity Theft Kit and sample Dispute Letters

-    Toll-free access to Credit Education Specialists

-    30 Day Free Trial

- Identity Theft Expense Coverage. Intersections shall maintain as master policy holder an insurance policy providing insurance coverage for all enrollees for reimbursement of costs incurred resulting from identity fraud. Intersection shall maintain such insurance in effect at all times and provide all customer servicing and claims adjustment for all enrollees hereunder. The underwriter of such insurance policy must be a reputable insurance underwriter with an A.M. Best rating of AA or better. Current underwriter is AIG. In the event such rating is not met Intersection shall, at the direction of Amex, transition coverage to an insurance underwriter meeting such rating requirement.

UNIQUE AMEX FEATURES:

     - Strict Amex branding on CreditSecure Web site and all marketing/fulfillment materials.

     - $5000 Identity Theft Expense Coverage. Intersection's other clients offer lower coverage of $2500.